UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Report to Stockholders.

The Flex-funds

2004 Annual Report

December 31, 2004

The Flex-funds

Managed by Meeder Asset Management, Inc.
6125 Memorial Drive, Dublin Ohio, 43017
Call Toll Free 800-325-3539 | 760-2159
Fax: 614-766-6669 | www.flexfunds.com
Email: flexfunds@meederfinancial.com

The Flex-funds	2004 Annual Report | December 31, 2004

THE FLEX-FUNDS 2004 ANNUAL REPORT

TABLE OF CONTENTS

Letter to Shareholders	Page 1

The Muirfield Fund*	Page 4

The Dynamic Growth Fund	Page 6

The Aggressive Growth Fund	Page 8

The Highlands Growth Fund*	Page 10

The Total Return Utilities Fund	Page 12

The U.S. Government Bond Fund	Page 14

The Money Market Fund	Page 16

The Institutional Fund	Page 16

Portfolio Holdings & Financial Statements	Page 19

The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

Letter to Shareholders

Another year is behind us once again, and before us lies a new year full of potential and uncertainty. At these times of transition, investment managers like ourselves typically look back at the factors that shaped the market over the last 12 months and explain the decisions that impacted the performance of their funds during this time. In this year-end commentary, we will look back at 2004 in terms of how the past year fits into the bigger picture of the market, and how our investment disciplines are continuing to seek their objectives in the current market environment.

The Four Phases of a Typical Market Cycle

Let’s begin with some background. We view the financial markets in terms of cycles, lasting anywhere from 3-5 years on an intermediate-term basis to 15-20 years on a longer-term secular basis. A typical intermediate market cycle will have four phases: accumulation, rally, distribution, and correction. (See Figure 1 below.) These phases tend to tie in with the phases of the emotional investing cycle. For instance, investors in general are most pessimistic when the market is at a bottom. This is also when the “smart money” comes into the market, from the more rational and experienced investors who buy when prices are low. This is what occurs in the accumulation phase. As more buyers enter the market, prices begin to appreciate and investor interest grows. Thus, a rally phase gradually develops. Brief periods of consolidation typically occur during these rally phases, as the market pauses during the existing trend to digest its recent gains. Eventually, investor optimism overwhelms the market and turns into euphoria.

As the rally phase peaks, emotional investors come into the market, buying when prices are high, while the more rational “smart money”, seeing higher prices and fewer bargains, decides to take profits and seek better opportunities elsewhere. Thus, a distribution phase occurs, when euphoria wanes and investors turn complacent. With fewer buyers in the market, a correction phase follows and fear begins to build. Soon enough, panic washes all of the emotional investors out of the market, after which a new accumulation phase begins. The “smart money” then returns, buying securities at bargain prices.

Obviously, the best investment approach is to invest with the “smart money”. But what does “smart money” mean? “Smart money” may sound like an exclusive club of well-heeled Wall Street big wigs. But in reality, anyone can invest with “smart money”, as long as you invest with discipline. A rational and historically-based discipline can counter the failings of emotional investing, which ultimately leads investors into a perpetual “catch-up” game where they are always struggling to break even. Based upon our investments disciplines, we seek to buy not when the majority of investors are getting into the market, when emotions are running high. Rather, we invest when our disciplines indicate a low risk market environment. Similarly, we seek to sell not when the majority of investors are getting out of the market. Rather, we sell when our disciplines indicate a high risk market environment.

The Three Phases of the Current Market Cycle

Now, let’s take a look at the current market cycle as we saw it during 2004, going back to the middle of 2002 when the 3-year bear market had bottomed and the last major accumulation phase had begun. (See Figure 2 on Page 2.) What we saw was a significant rally phase that lasted from March of 2003 to early 2004, followed by a sideways pattern from March to September of 2004. This sideways pattern was a classic “trading range” environment, where the market rallied to near its previous highs before falling back to near its previous lows. This volatile and choppy trading range made for difficult conditions for many investors. Gains were hard to come by as investors grappled with a host of concerns, including record-high oil prices, corporate earnings that were only on par with expectations, an aging economic recovery, on-going worries about terrorism and the war in Iraq, and uncertainty about the outcome of the presidential election.

Continued on Page 2

The Flex-funds 2004 Annual Report | December 31, 2004	Page 1

The Flex-funds	2004 Annual Report | December 31, 2004

Letter to Shareholders (continued from Page 1.)

Was this sideways pattern a new distribution phase? Was a correction in the offing? Or was this just a brief period of consolidation, a pause in the on-going rally? These were the questions that investors had to contend with throughout this period. No one knew what direction the market would take from this point. Certainly, a correction was a possibility. But the potential also existed for the market to break out of this sideways pattern to the upside and continue to rally. In fact, many technical indicators in our defensive equity discipline were on balance positive for much of this period, even as our evaluation of market trends was essentially neutral or negative. This led us to believe that a positive resolution to this trading range might be a possibility.

In the 4th Quarter, this is in fact what occurred as market trends turned decidedly positive in November. The end of the election season – and the removal of the uncertainty surrounding it – was clearly a factor. But lower energy prices also helped the stock market, as oil prices dropped from a peak of $54 per barrel in mid-October to just over $43 per barrel on December 31st. The major equity indices finished the year in strong fashion. From Election Day to the end of the year, the S&P 500 rose 7.5%, the Nasdaq Composite Index jumped 9.75%, and the Russell 2000 Index climbed 11.6%.

As of year-end, it appears as if the sideways pattern we saw in the middle of the year was a consolidation period and that the current rally phase is continuing. (See Figure 3 above.) But for how long is anybody’s guess.

For Bonds, The Big News That Wasn’t

The big story in the bond market in 2004 was hardly a surprising one. As widely anticipated, the Federal Reserve began to raise short-term rates from their historically low levels. Also hardly surprising was the bond market’s overly emotional reaction to the news. As positive economic news in the spring all but confirmed the Fed’s intention to start hiking rates, yields on 10-year bonds shot up more than a full percentage point in the 2nd Quarter and prices collapsed. In the 3rd Quarter, however, it became apparent that bond investors had over-reacted in the spring. Throughout the summer, intermediate- and long-term price pressure subsided and bond yields declined, even as the Fed continued to raise short-term rates.

More recently, mixed reports on the economy led to a moderate rise in longer-term rates in the 4th Quarter. Economic growth rose at a moderate pace of 4.0% in the 3rd Quarter, but much slower than the torrid 7.4% growth rate seen in the 3rd Quarter of last year. Reports on job growth were inconsistent (weak in September, strong in October, then weak again in November) but overall maintained a sufficient pace to support the case for moderate growth. On the inflation front, raw material prices inched upward and imparted some pressure on the producer price level. But these higher costs never made it to the consumer level, where shoppers continued to hunt for the low prices they have come to expect. Despite the absence of systemic inflationary pressures, bond prices declined to end the year.

Our Outlook for 2005

As we begin 2005, overall market trends and technical indicators remain positive. Conditions remain generally positive as well on an economic level. Good growth, low unemployment, low taxes, and still low interest rates should continue to provide stimulus to the economy. However, there are several issues on the horizon that could have an impact on the stock and bond markets in the year to come. These issues range from

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The Flex-funds	2004 Annual Report | December 31, 2004

interest rates, to the continuing slide of the dollar, to the sustainability of corporate earnings growth, to proposals to reform government programs and regulations.

One question on the mind of many investors is how much longer and how much higher does the Federal Reserve intend to go in its quest to raise short-term interest rates. In the announcement following the last Fed meeting of the year, the central bank stated their belief that current monetary policy remains accommodative and affirmed their intention to continue raising rates “at a moderate pace.” With mild inflation and moderate economic growth, there seems to be little need for rapid rate tightening at this time. Raising rates too quickly runs the risk of quashing the current economic recovery, now two years old. However, the Fed may have other motives for continuing to hike rates, such as managing an orderly decline of the dollar and establishing a more normal relationship between short-term rates and inflation. At the end of the year, real interest rates (the difference between short-term rates and inflation) were just slightly positive. This is a significant difference from a year ago, when real interest rates were outright negative. By getting short-term rates back to their historical average of two percentage points above the inflation rate, the Fed will then have enough ammunition to fight off the next recession, which becomes more likely as the current economic recovery gets long in the tooth.

As for longer-term rates, the outlook is less certain. Without any strong trends providing the market with a sense of direction, investors are waiting for and trading on releases of economic data, turning bullish or bearish on the economy depending on whether the data is positive or negative. Given the on-going uncertainty about the economy, longer-term interest rates may not rise as much as the consensus view of the market presently believes. There is a chance that longer-term rates may even decline some, in light of the moderate growth rates that many expect in the coming year.

One question that companies will have to answer in 2005 is whether they can deliver the earnings that investors expect, in the face of higher interest rates and possibly higher energy costs. Investors have priced in a continuing uptrend in earnings among the major stock market indices, especially in the small-cap area. Whether these small- or large-cap companies will be able to follow through on these earnings expectations will remain to be seen. A wave of disappointments may signal tough sledding ahead for the stock market. Investors are also assessing the impact that a continuing decline in the U.S. dollar might have on the markets. As of year-end, the dollar was near its all-time low versus other major currencies. Many economists and market watchers believe that the greenback will fall further. They point to that fact despite the dollar’s dramatic drop since 2002, the U.S. trade deficit has not been impacted as it should when a country’s currency falls in value.

If that was not enough, we may also see major initiatives from the Federal government to reform some long-standing programs and regulations. President Bush’s proposal to offer private accounts in the Social Security system is expected to gain momentum in the coming year. It is far from clear whether this privatization effort will succeed, or even what a private Social Security account system would look like. We may also see significant drives by the administration to revamp the income tax code, reform tort and malpractice laws, and revise other regulations that affect businesses and investors. As these efforts play out in Washington, Wall Street and the rest of the financial world will be watching with a keen eye.

Whatever transpires in the coming year, you can be assured that we will continue to monitor the stock and bond markets and manage your investment in The Flex-funds with the objective of helping you realize success in your financial plan.

Sincerely,

/s/ Robert Meeder, Jr.
Robert Meeder, Jr.
President
Meeder Asset Management, Inc.

December 31, 2004

The Flex-funds 2004 Annual Report | December 31, 2004	Page 3

The Flex-funds	2004 Annual Report | December 31, 2004

The Muirfield Fund

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2004	3 months	1 year	3 years	5 years	10 years	Since Inception
The Muirfield Fund	7.47%	6.80%	6.42%	-2.30%	7.80%	8.90%[1]
S&P 500 Index [3]	9.23%	10.87%	3.58%	-2.30%	12.07%	12.07%[2]
Morningstar’s Average Asset Allocation Fund[4]	6.94%	8.55%	5.52%	2.60%	8.81%	9.25%[2]

[1]	Inception Date: 8/10/88.
[2]	Average annual total return from 8/1/88 to 12/31/04. Source for index and average fund data: Morningstar, Inc.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2004 and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Muirfield Fund during the periods shown above.

[3]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
[4]	An index of funds such as Morningstar’s Average Asset Allocation Mutual Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

Annual Market Perspective

The Muirfield Fund finished 2004 with a 6.80% return for the year. Although returns were positive, they underperformed the Fund’s benchmark, the Morningstar Average Asset Allocation Fund index, which returned 8.55% for the year. More importantly though, on March 31, 2001, we made a change in the Fund’s investment management. From that date through December 2004, the Fund gained 19.1%, which equates to a 4.78% average annual total return, while the market as measured by the S&P 500 Index increased 11.1%, or a 2.84% average annual total, and the average asset allocation fund increased 19.7%, or a 4.93% average annual total return. This result as well as our results over the past three years (see above) met one of our objectives of “Defensive Investing”: to attempt to have a greater return than the market (S&P 500) over a full market cycle while protecting values during a bear market.

2004 had several events and developments that seemed to influence investor attitudes: the presidential election and all of its hype and agendas relating thereto; increasing interest and inflation rates; oil prices jumping up; a ballooning Federal deficit; Iraq and its disappointing developments; trade imbalances; the decline of the U.S. dollar; etc. All of these events helped create a volatile stock market environment. For example, on August 13th, the Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index were down year-to-date by -6%, -4% and -12% respectively. Yet by year-end, these three indices were up for the entire year by 5%, 10% and 8% respectively. All of the gain for the year occurred in the last six to seven weeks of the year.

Given this level of volatility, fund selection became a contributing factor to the overall return of the Fund in 2004. We began 2004 with a growth-oriented equity exposure. But as the 1st Quarter proceeded, we shifted our emphasis to value stocks, which were demonstrating strength relative to the overall market. This change helped the Fund weather the market volatility during the 2nd Quarter. In August, we adopted a more defensive position by eliminating our small-cap positions, which had fallen below our stop-loss breakpoints, and increasing our money market fund holdings, first to 25% of the portfolio, then to 50%. Because of this defensive position, we did not fully participate in some of the gains achieved by the overall market in September and October. As a reminder, one of the main objectives of the Fund is to protect values during high risk stock market environments. Until our investment discipline indicated a lower risk stock market environment, we perceived the most prudent posture was to adopt a partially-defensive position in the Fund during this time.

Page 4	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

As the November election was resolved without a repeat of Florida hanging chads, market trends turned positive and we increased our equity exposure to 100% by November 8th. We held this exposure through the end of the year. Our current portfolio structure is tilted toward value and small- and mid-cap stocks. We have intentionally stayed away from large-cap technology positions in the Fund due to the high valuations of the stocks in this area of the market.

Our “Defensive Investing” discipline is designed to reduce risk in down markets, to participate in the majority of gains in strong markets, and to seek our objective of growth of capital with a modest degree of risk over a complete market cycle. As we mentioned earlier, the results achieved since the change in management have placed the Fund ahead of the broad equity market (as measured by the S&P 500 Index). We will continue to balance market risk and potential return in an effort to grow your investment in the Fund while reducing your exposure to downside risk.

Portfolio Holdings as of December 31, 2004	Portfolio holdings are subject to change.

1)	iShares Dow Jones Select Dividend Index Fund	17%
2)	Federated Kaufmann Fund - A	11%
3)	AIM Opportunities Fund - A	11%
4)	American Century Large Company Value Fund - A	10%
5)	Fidelity Advisor Equity Income Fund - A	10%
6)	PBHG Mid-Cap Fund	9%
7)	Scudder Dreman Small-Cap Value Fund	8%
8)	Heartland Value Plus Fund	5%
9)	AIM Basic Value - A	4%
10)	Federated Stock Trust	4%
11)	Federated Kaufmann Small Cap Fund - A	2%
12)	American Century Value - A	2%
13)	AIM Mid-Cap Basic Fund - A	1%
14)	Cash Equivalents	6%

Growth of $10,000

The graph compares The Muirfield Fund’s value to the Morningstar Average Asset Allocation Fund Index. It is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from August 10, 1988 to December 31, 2004.

It is important to understand the differences between your Fund and this index. An index of funds such as the Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Please refer to the disclosure following the performance table on the previous page for a description of this index. Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2004 Annual Report | December 31, 2004	Page 5

The Flex-funds	2004 Annual Report | December 31, 2004

The Dynamic Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2004	3 months	1 year	3 years	5 years	10 years	Since Inception
The Dynamic Growth Fund	8.62%	3.52%	2.51%	—	—	-4.36%[1]
Meeder Asset Management, Inc. Growth Mutual Fund Accounts Composite[4]	8.98%	4.55%	4.02%	-1.74%	12.44%	12.44%[2]
S&P 500 Index[5]	9.23%	10.87%	3.58%	-2.30%	12.07%	-0.90%[3]
Morningstar’s Average Growth Mutual Fund[6]	10.43%	11.08%	3.73%	-0.98%	10.09%	-1.17%[3]

[1]	Inception Date: 2/29/00.
[2]	Inception Date: 12/31/94.
[3]	Average annual total return from 2/29/00 to 12/31/04.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above. Source for index and average fund data: Morningstar, Inc.

[4]	The returns for the Meeder Asset Management, Inc. Growth Accounts represent a composite of the private accounts managed by Meeder Asset Management, Inc., manager of The Flex-funds, which employ a similar investment strategy to The Dynamic Growth Fund, and are net of investment advisory fees. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Dynamic Growth Fund. This past performance shown does not represent the performance of The Dynamic Growth Fund. You should not consider the past performance for account composites an indication of the future performance of The Dynamic Growth Fund. Similar Accounts. Robert M. Wagner, CFA serves as the advisor’s portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of The Dynamic Growth Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds. Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor’s composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of The Dynamic Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor’s composite combine the individual accounts’ returns by asset-weighting each individual account’s asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year. Differences in Regulation. The private accounts that are included in the advisor’s composite are not subject to the same types of expenses to which The Dynamic Growth Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on The Dynamic Growth Fund by federal securities laws.
[5]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
[6]	An index of funds such as Morningstar’s Average Growth Mutual Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

Annual Market Perspective

The Dynamic Growth Fund ended the year on a solid note, with an 8.62% gain for the 4th Quarter. However, our overall returns for 2004 did not meet our expectations, with the Fund returning 3.52%. In comparison, the benchmark S&P 500 Index returned 10.87% for the year, while Morningstar’s average growth fund returned 11.08%.

Despite the returns achieved by the major stock market indices for the entire year, 2004 was in fact a very volatile year for the stock market. As late as mid-August, all of the major stock market indices were in negative territory for the year-to-date, and did not manage to cross into positive territory until the 4th Quarter. In fact, the majority of the market’s gains for the year were achieved in a brief three-week period, from October 25th to November 12th. The S&P 500 Index, for instance, climbed 8.25% over this period, earning three-quarters of its annual return for the year in a 15-day window.

Throughout most of the year, market leadership and relative strength rotated rapidly. Our discipline, which follows established trends in relative strength, struggled in this trendless environment. Volatility was more pronounced among small-cap and Nasdaq stocks, which were our areas of portfolio emphasis early in the year, and the dramatic declines seen in these areas of the market resulted in disappointing returns for the Fund in the 2nd Quarter. Because

Page 6	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

of our concern that continued rotation in relative strength would result in increased risk for investors without increased potential for higher returns, late in the 2nd Quarter we chose to focus our portfolio allocation close to our benchmark, the S&P 500 Index, and to skew our holdings to the part of the index that was displaying some relative strength, value stocks. We sought to limit exposure to areas outside of our benchmark, because we did not want to assume any unnecessary risk during such a volatile and rotational period in the market.

Once the market began to rally in the 4th Quarter, clearer trends began to develop and the momentum in relative strength diverged away from the S&P 500 Index. While relative strength remained mostly positive for large-cap value stocks, small- and mid-cap stocks began to establish leadership. Consistent with our discipline, we allowed this trend to develop before increasing our small- and mid-cap holdings in November. We missed a portion of the early gains as we waited for the small- and mid-cap rally to develop, which resulted in the Fund underperforming its benchmark in the 4th Quarter. To accommodate the increase in small- and mid-cap exposure, we reduced our large-cap value weighting. We also added some exposure to precious metals, seeking to capitalize on the continuing weakness of the U.S. dollar and subsequent development of relative strength in this area of the market. While the Fund gained more than 8% during the period, these returns were not enough to fully recover from the declines we experienced earlier in the year.

Heading into 2005, we believe the Fund is well-positioned for the current market environment. As our discipline indicates changes in market conditions, we will seek to make appropriate changes to the portfolio and continue to seek our investment objective.

Portfolio Holdings as of December 31, 2004	Portfolio holdings are subject to change.

1)	Federated Kaufmann Small Cap Fund - A	18%
2)	AIM Basic Value - A	17%
3)	Fidelity Advisor Small Cap Fund - A	14%
4)	Fidelity Advisor Leveraged Company Stock Fund - A	13%
5)	Federated Kaufmann Fund - A	12%
6)	iShares S&P 500 Barra Value Index Fund	10%
7)	Nasdaq 100 Futures	10%
8)	Rydex Precious Metals Fund	6%

Growth of $10,000

The graph compares The Dynamic Growth Fund’s shares to its broad-based index, the S&P 500 Index, and to the Morningstar Average Growth Mutual Fund index. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from February 29, 2000 to December 31, 2004. It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment’s return. For a description of the indices referred to on this page, please refer to the disclosure below the performance table above. Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2004 Annual Report | December 31, 2004	Page 7

The Flex-funds	2004 Annual Report | December 31, 2004

The Aggressive Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2004	3 months	1 year	3 years	5 years	10 years	Since Inception
The Aggressive Growth Fund	8.41%	2.71%	1.56%	—	—	-7.54%[1]
Meeder Asset Management, Inc. Aggressive Growth Mutual Fund Accounts Composite[4]	9.16%	3.81%	2.53%	-2.17%	12.78%	12.78%[2]
Nasdaq Composite Index[5]	14.69%	8.59%	3.71%	-11.77%	11.21%	-14.59%[3]
Morningstar’s Average Aggressive Growth Fund[6]	11.87%	11.50%	3.19%	-5.06%	9.57%	-8.38%[3]

[1]	Inception Date: 2/29/00.
[2]	Inception Date: 12/31/94.
[3]	Average annual total return from 2/29/00 to 12/31/04.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above. Source for index and average fund data: Morningstar, Inc.

[4]	The returns for the Meeder Asset Management, Inc. Aggressive Growth Accounts represent a composite of the private accounts managed by Meeder Asset Management, Inc., manager of The Flex-funds, which employ a similar investment strategy to The Aggressive Growth Fund, and are net of investment advisory fees. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Aggressive Growth Fund. This past performance shown does not represent the performance of The Aggressive Growth Fund. You should not consider the past performance for account composites an indication of the future performance of The Aggressive Growth Fund. Similar Accounts. Robert M. Wagner, CFA serves as the advisor’s portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of The Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds. Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor’s composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of The Aggressive Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor’s composite combine the individual accounts’ returns by asset-weighting each individual account’s asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year. Differences in Regulation. The private accounts that are included in the advisor’s composite are not subject to the same types of expenses to which The Aggressive Growth Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on The Aggressive Growth Fund by federal securities laws.
[5]	The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and Small Cap stocks. The Nasdaq Composite Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
[6]	An index of funds such as Morningstar’s Average Aggressive Growth Mutual Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

Annual Market Perspective

For the 4th Quarter of 2004, The Flex-funds Aggressive Growth Fund rose 8.41%. While we had a solid finish to 2004, we did not meet our expectations in regards to our overall returns and our returns relative to our benchmarks for the year. The Fund returned 2.71% for all of 2004, compared with the 8.59% annual return of the benchmark Nasdaq Composite Index and the 11.50% annual return of Morningstar’s average aggressive growth fund.

The year began in a positive manner, with the small-cap and Nasdaq Composite indices continuing to lead the market rally that had begun in March of 2003. Our portfolio allocation emphasized these areas of the market during the 1st Quarter. However, as the trends in relative strength rotated quickly in the spring, this emphasis on small-cap and Nasdaq stocks resulted in disappointing returns for the 2nd Quarter. Small-cap and Nasdaq stocks experienced short-term bursts of outperformance and underperformance during this time. This volatility led us to change our portfolio emphasis later in the 2nd Quarter to target the portion of the benchmark S&P 500 Index that was demonstrating some relative strength to the overall market, large-cap value stocks. We maintained this position throughout the 3rd Quarter, seeking to limit our exposure to undue risk from areas outside of our benchmark during this volatile and choppy period.

Page 8	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

Clearer trends began to develop in the 4th Quarter at the onset of the rally following the presidential election. Momentum in relative strength began to diverge, with small- and mid-cap stocks assuming market leadership. Consistent with our discipline, we allowed this trend to develop before changing our portfolio allocation in November to emphasize small- and mid-cap stock funds and eliminate our large-cap value positions. Because we did not capture some of the early gains in the small- and mid-cap rally, we underperformed our benchmark in the 4th Quarter. We also added positions targeting international equities and the precious metals sector to the Fund at this time, seeking to capitalize on the trend of the falling dollar and ensuing relative strength in these areas of the market. These decisions resulted in returns in excess of 8% for the 4th Quarter, but we were unable to make up the ground we lost earlier in the year, and the Fund finished the year behind its benchmark.

As of this writing, we feel our current portfolio emphasis is appropriate for market conditions going into the new year. Should our discipline indicate changes to the trends in relative strength in the market, we are prepared to adjust the portfolio accordingly as we continue to seek returns that help you achieve your long-term investment goals.

Portfolio Holdings as of December 31, 2004	Portfolio holdings are subject to change.

1)	iShares Russell 2000 Growth Index Fund	15%
2)	Fidelity Advisor Small Cap Fund - A	15%
3)	Federated Kaufmann Small Cap Fund - A	15%
4)	Fidelity Advisor Leveraged Company Stock Fund - A	14%
5)	Rydex Precious Metals Fund	10%
6)	Nasdaq 100 Futures	9%
7)	Amer. Century Small Co. - Investor Class	5%
8)	Federated Kaufmann Fund - A	5%
9)	iShares EAFE Index Fund	5%
10)	iShares MSCI Emerging Markets Index	4%
11)	AIM International Small Company - A	3%

Growth of $10,000

The graph compares The Aggressive Growth Fund’s shares to its broad-based index, the Nasdaq Composite Index, and to the Morningstar Average Aggressive Growth Fund index. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from February 29, 2000 to December 31, 2004. It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the Nasdaq Composite Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment’s return. An index of funds such as the Morningstar Average Aggressive Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2004 Annual Report | December 31, 2004	Page 9

The Flex-funds	2004 Annual Report | December 31, 2004

The Highlands Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2004	3 months	1 year	3 years	5 years	10 years	Since Inception
The Highlands Growth Fund	8.80%	7.62%	1.02%	-4.21%	7.82%	7.35%[1]
S&P 500 Index[3]	9.23%	10.87%	3.58%	-2.30%	12.07%	12.87%[2]

[1]	Inception Date: 3/20/85.
[2]	Average annual total return for the period of 3/31/85 to 12/31/04.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Highlands Growth Fund during the periods shown above. Source for index data: Morningstar, Inc.

[3]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Annual Market Perspective

The Highlands Growth Fund returned 7.62% for 2004 net of management fees and expenses, underperforming the 10.87% annual total return of the S&P 500 Index for the year. Value stocks outpaced growth for the year, and small- and mid-cap stocks did well relative to large-cap.

After biding its time for the first three quarters of the year, the S&P 500 Index surged over 9% in the 4th Quarter to finish the year on the positive side. 2004 will be remembered for all of the changes that occurred in the business world and the challenges that investors faced in the financial markets. Continuing revelations of corporate misdeeds from various industry sectors made investors uneasy and skittish. In addition, several companies had to deal with significant obstacles to their businesses, resulting in weaker stock performance. Two of the Fund’s larger holdings, Merck and Pfizer, fell sharply after questions arose about a few high-profile products from these pharmaceutical giants. The declines in these issues had an adverse impact on the performance of the Fund this year.

During 2004, value stocks outperformed growth stocks for the fifth year in a row (as measured by the S&P/Barra Value & Growth indices.) Value has now been in favor for an unprecedented period since the inception of style indices. Because of the market’s extreme bias toward value for the past 5 years, it has been very difficult for the Fund’s style-neutral strategy to outperform over this period. Value and growth styles rotate in and out of favor in distinct cycles, and the current tilt toward value will likely not continue forever. In fact, there are signs that the value cycle may be nearing an end, and that the market will return to a more normal pattern of value and growth cycles. This bodes well for The Highlands Growth Fund, which is predicated on picking good stocks regardless of style, rather than a particular style of investing.

What do we look for in 2005? We think that the small-cap and value stocks are nearer to the end than the beginning of their long run of outperformance relative to large-caps. Small-cap indices have bested large-cap indices five years in a row now. This type of outperformance is not likely to continue, but when the rally will end is anybody’s guess. If the economy holds up, then growth stocks should outperform value stocks going forward. We also think there is a strong likelihood that interest rates will head higher, as will the U.S. dollar.

Barring any extraordinary events, we believe that stocks should outperform bonds and provide investors with another year of positive returns in 2005.

Page 10	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

Sector Weightings as of December 31, 2004	Portfolio holdings are subject to change.

	Sector	Sector Manager	% of Portfolio
1)	Finance	Clover	24%
2)	Technology	RCM	18%
3)	Con. Non-Durables	Barrow Hanley	14%
4)	Health	Matrix	9%
5)	Materials & Services	Barrow Hanley	9%
6)	Con. Durables	Barrow Hanley	8%
7)	Utility	Clover	6%
8)	Energy	Mitchell Group	5%
9)	Transportation	Miller Howard	2%
10)	S&P 500 Futures		2%
11)	Cash Equivalents		3%

Growth of $10,000

The graph compares The Highlands Growth Fund’s shares to its broad-based index, the S&P 500 Index. It is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 1994 to December 31, 2004.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment’s return. Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The results achieved by The Highlands Growth Fund since 1997, as denoted in the red outlined area of the chart at left, were achieved with the “Sector Plus” investment strategy as implemented by Sector Capital Management, LLC, the Fund’s subadvisor, and William L. Gurner, the Fund’s Portfolio Manager and President of Sector Capital Management, LLC.

The Flex-funds 2004 Annual Report | December 31, 2004	Page 11

The Flex-funds	2004 Annual Report | December 31, 2004

The Total Return Utilities Fund

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2004	3 months	1 year	3 years	5 years	Since Inception
The Total Return Utilities Fund	7.08%	18.01%	-1.73%	-0.55%	8.26%[1]
S&P 500 Utilities Index[3]	12.18%	24.28%	3.14%	3.71%	6.94%[2]
Morningstar’s Average Utility Fund[4]	11.47%	22.46%	5.07%	0.15%	9.14%[2]

[1]	Inception Date: 6/21/95.
[2]	Average annual total return from 6/30/95 to 12/31/04.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above. Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund’s shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund’s net asset value. Source for index data: Bloomberg, LP. Source for average fund data: Morningstar, Inc.

[3]	The S&P 500 Utilities Index is an unmanaged index of 33 utility sector stocks. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
[4]	An index of funds such as Morningstar’s Average Utility Mutual Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

Annual Market Perspective

The Total Return Utilities Fund enjoyed strong returns in 2004, gaining 18.01% for the year. Despite these strong absolute returns, the Fund underperformed its benchmark in 2004. The S&P Utilities Index gained 24.28% for the year, and the Morningstar average utility fund rose 22.46% for the year.

During 2004, small- and mid-cap utilities – which are featured in the Fund – noticeably underperformed the large-cap utilities, whose returns were significantly bolstered by ex-traordinary gains from two of the largest-cap stocks in the sector, TXU and PSE&G. Even so, through the 1st three quarters of the year, the Fund had performed well relative to its benchmarks, primarily due to the excellent performance of our natural gas stocks. But in the 4th Quarter, volatility and profit-taking hit the energy stocks just as the two above mentioned index components were boosting the sector’s performance. We would not have owned these stocks in any event, as they are nuclear-based electrics and not within the bounds of our investment policy.

4th Quarter returns of 7% would be satisfying to all but the most avaricious investors, but seemed a little small in a quarter when the benchmark index gained over 12%. We would be happy to see 6% or 7% returns from our holdings every quarter, but sometimes your bubble is smaller than their bubble.

Performance of the indices throughout 2004 was driven by other nuclear-based utilities. Nuclear is making a comeback among investors, because the rise in fossil fuel prices such as gas, coal, and oil has made nuclear the low-cost method of producing electricity today. Only a decade ago, nuclear was the most expensive. Too, absent concerns about safety and waste problems, it is a cleaner fuel and better in terms of global climate change issues. Still, though some in the socially responsible community are revisiting the issue of nuclear power, we are glad that we and our loved ones have never lived in Chernobyl. Nuclear electrics remain on our “do not buy” list in the Fund. From time to time, this may appear to harm returns in the short-term, though over the long-term it has not.

Overall, our gas production-oriented utilities and direct gas producers have been excellent performers. We expect them to continue to perform well in 2005 and in the years to come, particularly with regard to natural gas supplies

Page 12	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

and natural gas prices. At this point, the large-cap electrics have reached rather high historical valuations (though this is not true of the smaller-cap companies), and we believe the Fund in its current configuration has the ability to perform much better than the sector. We entered 2004 with no exposure to the Baby Bells and that served us well over the last 12 months, as has their replacement with gas-related stocks.

Times have been good for the various utilities indices over the past two years, but this solid performance was driven in part by special situations that may not be so dominant in the quarters ahead. That does not mean that the sector cannot continue to be strong, for the unusual strength of the indices has masked merely good performance from the more truly average utility stocks. In general, we are looking for a steady performance that may be resistant to the potential profit-taking, which some of the earlier leaders may find.

For now, a background of continuing low interest rates and decelerating profit growth among industrials accentuates the relative attractiveness of the utilities sector and all dividend-paying stocks. A surprise economic boom might change the picture, but we assign a low probability to that, given the evidence available today.

Sector Weightings as of December 31, 2004	Portfolio holdings are subject to change.

1)	Oil & Gas - Domestic	30%
2)	Electric Integrated	15%
3)	Electric/Gas Utility	14%
4)	Distribution	13%
5)	Telecommunications Services	9%
6)	Natural Gas - Diversified	7%
7)	Electric Utility	6%
8)	Water Utility	5%
9)	Cash Equivalents	1%

Growth of $10,000

The graph compares The Total Return Utilities Fund’s shares to its broad-based index, the S&P 500 Utilities Index, and to the Morningstar Average Utility Fund index. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from June 21, 1995 to December 31, 2004. (Please note that performance figures for the indices are from June 30, 1995 to December 31, 2004.)

The Fund’s benchmark was changed in 2004 from the New York Stock Exchange Utilities Index to the S&P 500 Utilities Index, because the New York Stock Exchange Utilities Index was discontinued effective January 8, 2004.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 Utilities Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment’s return. An index of funds such as the Morningstar Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2004 Annual Report | December 31, 2004	Page 13

The Flex-funds	2004 Annual Report | December 31, 2004

The U.S. Government Bond Fund

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2004	3 months	1 year	3 years	5 years	10 years	Since Inception
The U.S. Government Bond Fund	-0.53%	1.64%	2.34%	3.25%	5.12%	5.96%[1]
Lehman Bros. Intermediate-Term Government/Credit Index[2]	0.44%	3.04%	5.69%	7.21%	7.16%	n/a
Morningstar’s Average General U.S. Government Bond Fund[3]	0.56%	2.56%	4.26%	5.99%	6.07%	n/a

[1]	Inception Date: 5/9/85.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods shown above. Source for index and average fund data: Morningstar, Inc.

[2]	The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
[3]	An index of funds such as Morningstar’s Average General U.S. Government Bond Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

Annual Market Perspective

The Flex-funds U.S. Government Bond Fund gained 1.64% in 2004. In comparison, the Lehman Brothers Intermediate-Term Government/Credit Index climbed 3.04% for the year.

Certainly, the story for the year in the bond market was the large rise in rates during the 2nd Quarter. Yields on 10-year notes established a low for the year on March 16th at 3.70%, while the high mark occurred just three months later at 4.89%. This occurred as the market anticipated a very strong and forceful move by the Fed in the spring. The Fed, however, chose to raise rates in a less dramatic fashion. When the Fed made its “measured” intentions well known, the markets reassessed the level to which it had pushed long-term rates and began reducing them well into October. At that point, rates rose slowly into year-end as the almost daily released economic numbers suggested continued prospects for solid growth.

The shifts in yield throughout the year also accounted for maturity shifts in the Fund. Our average maturity stood around 8 years early in the year until April, at which point we dropped the average maturity to the 6-year level, reflecting the rapid increase in 10-year yields. From mid-May through December, our average maturity ranged anywhere from 4-6 years, keeping in tune with the relatively stable interest rate environment experienced through year-end.

Another interesting factor that occurred in 2004 concerned the flattening of the yield curve, which in essence accounted for the relative underperformance of the Fund to its benchmark. During the period when longer-term interest rate were falling and prices were rising, shorter-term rates were rising and prices were falling. Because the average maturity of the Fund was shorter than its benchmark during this time, our results underperformed the benchmark.

Page 14	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

A continued move towards an inverted curve (i.e. short-term rates moving higher than long-term rates) would imply the emergence of negative economic forces. Such a condition, while boding ill for the economy, would provide a real opportunity for bond investors.

As of year end, we remained invested in 4-year U.S. Treasuries with our eye towards reducing our average maturity even more should rates continue their move higher. Our expectations are for higher long-term yields but at a slower pace than the consensus holds. Our concern about higher rates arises not from higher inflationary expectations, but rather from the uncertainty surrounding the status of the U.S. dollar. In our opinion, how the Fed and the central banks of the world handle that cauldron of trouble going forward will have more to say about the future direction of interest rates than any other single factor.

Portfolio Holdings as of December 31, 2004	Portfolio holdings are subject to change.

1)	4-year U.S. Treasury Notes	96%
2)	Cash Equivalents	4%

Growth of $10,000

The graph compares The U.S. Government Bond Fund’s shares to its broad-based index, the Lehman Brothers Intermediate-Term Government/Credit Index, and to the Morningstar Average General U.S. Government Bond Fund index. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 1994 to December 31, 2004.

It is important to understand the differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. A market index such as The Lehman Brothers Intermediate-Term Government/Credit Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment’s return. An index of funds such as the Morningstar Average General U.S. Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Past performance does not guarantee future results. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Flex-funds 2004 Annual Report | December 31, 2004	Page 15

The Flex-funds	2004 Annual Report | December 31, 2004

The Money Market Fund

The Institutional Fund

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2004	3 months	1 year	3 years	5 years	10 years	Since Inception
The Money Market Fund	0.38%	1.06%	1.19%	2.75%	4.05%	5.15%[1]
Current & Effective Yields[4]	7-day simple yield: 1.73%			7-day compound yield: 1.74%
Lipper’s Avg. General Purpose Money Market Fund[5]	0.27%	0.60%	0.70%	2.22%	3.63%	4.74%[2]

Period Total Returns as of December 31, 2004	Since Inception
The Institutional Fund	0.02%[3]

[1]	Inception Date: 3/27/85
[2]	Average annual total return from 3/31/85 to 12/31/04.
[3]	Inception Date: 12/28/04.
[4]	For the period ended December 31, 2004, yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended December 31, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Money Market Fund and The Institutional Fund during the periods shown above. Investments in The Money Market Fund and The Institutional Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund and The Institutional Fund. Source for average general purpose money market fund data: Lipper, Inc.

[5]	An index of funds such as Lipper’s Average General Purpose Money Market Fund index includes a number of mutual funds grouped by investment objective.

Annual Market Perspective

The Flex-funds Money Market Fund continues to rank among the top general-purpose money market funds in the country. For 2004, the Fund ranked among the top 6% of funds in its peer group for total return. Moreover, since the Fund’s inception in March 1985, the Fund ranks as the #2 fund out of 65 general-purpose money market funds, according to Lipper, Inc as of December 31, 2004.

More importantly throughout 2004, The Money Market Fund continued to meet its objective of ranking among the top 10% of general-purpose money market funds for total return for all 12-month periods since the inception of the Fund in 1985.

This past year, we introduced a new class of shares of The Money Market Fund for institutional investors. Since 1994, Meeder Asset Management, Inc. has managed a separate institutional money market fund in our Meeder Advisor Funds family for investors with a minimum of $5 million to invest. The Institutional Fund (as it was called) was a separate entity but invested in the same portfolio as The Flex-funds Money Market Fund. After a thorough review, it was decided that it is more efficient and effective to manage these two funds under the same umbrella. Therefore in December, investors in The Institutional Fund were transferred to the new institutional class of The Flex-funds Money Market Fund, which bears the same name: The Institutional Fund.

Turning to the events that transpired in the fixed income market in 2004, the Federal Reserve raised the Federal funds target rate by a quarter-point five times during the year, starting in June from the 1.00% level and reaching 2.25% in December. Earlier in the year, investors actually felt the Fed would raise interest rates only slightly, if at all, given the “jobless recovery” syndrome at the time. Once the non-farm payroll numbers showed significant improvement, the markets reacted quickly and the emotional pendulum swung from one extreme to the other.

Page 16	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

Our average maturity reached the 83-day level early in the year and dropped steadily to less than 40 days by the 3rd Quarter. Regardless of the timing and extent of Fed policy changes, the trend of short-term interest rates clearly points toward higher rates. Consequently, the average maturity of the Fund is being maintained relatively short. As of year-end, it stood at 44 days.

The rising interest rates imbued a sense of confidence among investors. Quality spreads in many issues narrowed as investors were more than willing to take on additional risk. As a matter of fact, the extent of risk taking, as measured by swap spreads and volatility, might become an issue during the next economic downturn. The general feeling of a “sure thing” has become so widespread that any minor dislocation may result in a major reallocation of wealth. That story is still being written, however.

Economic statistics remain healthy and underlying corporate fundamentals remain strong, but we see no need to press the issue of safety and stretch for yield. We will follow the course of rates, which we believe will trend higher for the remainder of the year, only to extend the average maturity of the Fund when interest rates begin to decline. Hopefully, when rates do decline, they will do so from higher levels, as to give the Fed some room to maneuver through the next recession and allow money funds to provide positive real rates of return.

Portfolio Holdings as Of December 31, 2004	Portfolio holdings are subject to change.

1)	Variable Rate Notes	39%
2)	Corporate Notes	30%
3)	Commercial Paper	12%
4)	Repurchase Agreements	10%
5)	U.S. Government Agency Notes	6%
6)	Certificates of Deposit	3%

Annual Returns

The Flex-funds 2004 Annual Report | December 31, 2004	Page 17

The Flex-funds	2004 Annual Report | December 31, 2004

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2004 to December 31, 2004.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 - 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES

	Beginning Account Value (6/30/2004)	Ending Account Value (12/31/2004)	Expenses Paid During Period* (6/30/2004 - 12/31/2004)	Expense Ratio (Annualized)
The Muirfield Fund	$1,000.00	$1,068.00	$6.76	1.30%
The Dynamic Growth Fund	$1,000.00	$1,035.20	$6.60	1.29%
The Aggressive Growth Fund	$1,000.00	$1,027.10	$8.87	1.74%
The Highlands Growth Fund	$1,000.00	$1,076.20	$9.29	1.78%
The Total Return Utilities Fund	$1,000.00	$1,180.10	$10.47	1.91%
The U.S. Government Bond Fund	$1,000.00	$1,016.40	$5.58	1.10%
The Money Market Fund - Money Market Fund	$1,000.00	$1,010.60	$2.32	0.46%
The Money Market Fund - Institutional Fund**	$1,000.00	$1,000.20	$0.04	0.33%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE

(5% return before expenses)

	Beginning Account Value (6/30/2004)	Ending Account Value (12/31/2004)	Expenses Paid During Period* (6/30/2004 - 12/31/2004)	Expense Ratio (Annualized)
The Muirfield Fund	$1,000.00	$1,037.00	$6.66	1.30%
The Dynamic Growth Fund	$1,000.00	$1,037.10	$6.61	1.29%
The Aggressive Growth Fund	$1,000.00	$1,032.60	$8.89	1.74%
The Highlands Growth Fund	$1,000.00	$1,032.20	$9.09	1.78%
The Total Return Utilities Fund	$1,000.00	$1,030.90	$9.75	1.91%
The U.S. Government Bond Fund	$1,000.00	$1,039.00	$5.64	1.10%
The Money Market Fund - Money Market Fund	$1,000.00	$1,045.40	$2.37	0.46%
The Money Market Fund - Institutional Fund**	$1,000.00	$1,046.70	$1.70	0.33%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the total number of days in the six-month period).
**	This fund commenced operations on December 28, 2004.

Page 18	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

2004 Annual Report

Portfolio Holdings & Financial Statements

The Flex-funds 2004 Annual Report | December 31, 2004	Page 19

Schedule of Investments

December 31, 2004

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 94.3%
Aim Basic Value Fund — Class A #	89,989	2,917,430
Aim Mid Cap Basic Value Fund — Class A #	90,924	1,192,928
Aim Opportunities I Fund — Class A #	511,322	7,306,793
American Century Large Company Value Fund — Class A	1,080,060	7,020,391
American Century Value Fund — Class A	162,032	1,197,414
Federated Kaufmann Fund — Class A	1,404,942	7,530,492
Federated Kaufmann Small Cap Fund — Class A	73,020	1,515,155
Federated Stock Trust Fund	78,367	2,913,690
Fidelity Advisor Equity Income Fund — Class A	244,611	6,849,106
Heartland Value Fund	230	11,495
Heartland Value Plus Fund	139,904	3,756,420
iShares Dow Jones Select Index Fund	187,000	11,481,800
PBHG Mid-Cap Fund #	339,340	6,291,367
Scudder-Dreman Small Cap Value Fund #	173,375	5,674,548

Total Registered Investment Companies (Cost $60,229,484)		65,659,029

U.S. Government Obligations — 0.7%
U.S. Treasury Bills, 2.17%, due 03/03/05	500,000	498,162

Total U.S. Government Obligations (Cost $498,162)		498,162

Repurchase Agreements — 5.1%
Salomon Smith Barney, Inc., 2.36%, 01/03/05, (Collateralized by $3,615,245 various Commercial Paper, at 2.45%-2.50%, due 01/14/05-03/29/05, value — $3,603,660) purchase date 12/31/04	3,533,000	3,533,000

Total Repurchase Agreements (Cost $3,533,000)		3,533,000

Total Investments — 100.1% (Cost $64,260,646) (a)		69,690,191

Liabilities less Other Assets — (0.1%)		(34,128)

Total Net Assets — 100.0%		69,656,063

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation *
The Flex-funds Dynamic Growth Fund	2,965	23,542
The Flex-funds Highlands Growth Fund	3,092	49,317
The Flex-funds Muirfield Fund	10,287	52,567
The Flex-funds Total Return Utilities Fund	2,188	36,124

Total Trustee Deferred Compensation (Cost $161,727)		161,550

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,483,672
Unrealized depreciation	(9,127)

Net unrealized appreciation (depreciation)	$5,429,545

#	Represents non-income producing securities.
*	Assets of affiliates to The Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

December 31, 2004

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 99.8%
Electric/Gas Utility — 14.4%
AGL Resources, Inc.	27,915	927,895
ATMOS Energy Corp.	20,655	564,914
MDU Resources Group, Inc.	43,280	1,154,710
NiSource, Inc.	62,985	1,434,798

		4,082,317

Electric Utility — 21.1%
Cinergy Corp.	21,610	899,624
Energy East Corp.	84,860	2,263,998
KeySpan Corp.	18,165	716,609
IDACORP, Inc.	33,360	1,019,815
Pepco Holdings, Inc.	27,210	580,117
Sierra Pacific Resources	50,000	525,000

		6,005,163

Natural Gas (Distributor) — 19.8%
Enterprise Products Partners, L.P.	36,991	956,587
National Fuel Gas Co.	29,195	827,386
Nicor, Inc.	25,485	941,416
ONEOK, Inc.	31,995	909,298
Southern Union Co. #	29,664	711,343
Vectren Corp.	35,010	938,268
WGL Holdings, Inc.	11,360	350,342

		5,634,640

Oil & Natural Gas — 30.2%
Anadarko Petroleum Corp.	10,675	691,847
Burlington Resources, Inc.	18,360	798,660
Devon Energy Corp.	20,890	813,039
EOG Resources, Inc.	12,095	863,099
Equitable Resources, Inc.	20,705	1,255,965
Kinder Morgan Energy Partners, L.P.	25,998	1,152,491
Peoples Energy Corp.	13,920	611,784
Pioneer Natural Resources Co.	34,535	1,212,180
Questar Corp.	23,570	1,201,127

		8,600,192

Telecommunication Services — 8.8%
Avaya, Inc. #	48,160	828,352
China Mobile Limited ADR	35,815	614,585
Citizens Communications Co.	34,465	475,273
Telefonos de Mexico SA de CV ADR	15,490	593,577

		2,511,787

Water Utility — 5.5%
Aqua America, Inc.	45,017	1,106,968
United Utilities PLC	18,500	453,805

		1,560,773

Total Common Stocks (Cost $23,600,498)		28,394,872

Security Description	Shares or Principal Amount ($)	Value ($)
Repurchase Agreements — 1.4%
Salomon Smith Barney, Inc., 2.36%, 01/03/05, (Collateralized by $420,568 various Commercial Paper, at 2.45%-2.50%, due 01/14/05-03/29/05, value — $419,220) purchase date 12/31/04	411,000	411,000

Total Repurchase Agreements (Cost $411,000)		411,000

Total Investments — 101.2% (Cost $24,011,498) (a)		28,805,872

Liabilities less Other Assets — (1.2%)		(358,574)

Total Net Assets — 100.0%		28,447,298

Trustee Deferred Compensation *
The Flex-funds Dynamic Growth Fund	1,042	8,273
The Flex-funds Highlands Growth Fund	926	14,770
The Flex-funds Muirfield Fund	3,403	17,389
The Flex-funds Total Return Utilities Fund	701	11,574

Total Trustee Deferred Compensation (Cost $48,267)		52,006

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,092,511
Unrealized depreciation	(298,137)

Net unrealized appreciation (depreciation)	$4,794,374

ADR: American Depository Receipt

#	Represents non-income producing securities.
*	Assets of affiliates to The Total Return Utilities Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

December 31, 2004

The Highlands Growth Fund

Security Description	Shares, Long Contracts, or Principal Amount ($)	Unrealized Appreciation or Value ($)
Common Stocks — 97.2%
Capital Goods, Materials & Services — 8.9%
(Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
3M Co.	2,735	224,462
American Power Conversion Corp.	6,875	147,125
Barrick Gold Corp.	6,145	148,832
Caterpillar, Inc.	1,945	189,657
Cendant Corp.	6,945	162,374
Ingersoll-Rand Co. — Class A	1,940	155,782
Masco Corp.	3,920	143,198
Praxair, Inc.	3,105	137,086
Sourcecorp #	6,640	126,891
Tyco International, Ltd.	6,865	245,355

		1,680,762

Consumer Durable Goods — 9.0%
(Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
Advance Auto Parts #	1,775	77,532
Best Buy Co., Inc.	2,000	118,840
Cabela’s, Inc. #	3,155	71,745
CVS Corp.	2,510	113,126
Dollar General	4,300	89,311
eBay #	1,620	188,470
Federated Department Stores	1,740	100,555
Lowe’s Cos., Inc.	2,985	171,906
Office Depot #	5,270	91,487
Radioshack Corp.	2,730	89,763
Target Corp.	3,315	172,148
TJX Cos., Inc.	4,180	105,044
Wal-Mart Stores, Inc.	5,740	303,187

		1,693,114

Consumer Non-durable Goods — 14.5%
(Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
Action Performance Cos., Inc.	10,040	110,340
Altria Group, Inc.	6,420	392,262
Bunge, Ltd.	2,880	164,189
Comcast Corp. — Special — Class A #	8,940	293,590
Diageo PLC — ADR	2,800	162,064
Great Wolf Resorts #	5,310	118,626
Hain Celestial Group, Inc. #	7,570	156,472
JAKKS Pacific, Inc. #	8,680	191,915
Navarre Corp. #	4,780	84,128
News Corp., Ltd.	7,300	136,218
PepsiCo, Inc.	4,810	251,082
Procter & Gamble Co.	4,580	252,266
Viacom, Inc. — Class B	6,213	226,091
Wendy’s International, Inc.	4,840	190,019

		2,729,262

Energy — 5.6%
(Subadvised by The Mitchell Group, Inc.)
Chevron Texaco Corp.	2,112	110,901
ConocoPhillips	2,000	173,660
Devon Energy Corp.	2,600	101,192
Exxon Mobil Corp.	6,024	308,790
FMC Technologies, Inc. #	2,600	83,720

Security Description	Shares, Long Contracts, or Principal Amount ($)	Unrealized Appreciation or Value ($)
Common Stocks — continued
Halliburton Co.	3,000	117,720
Nabors Industries #	1,400	71,806
Schlumberger, Ltd.	1,400	93,730

		1,061,519

Finance — 23.6%
(Subadvised by Clover Partners LP)
Banco Latinoamerican de Exportaciones	11,585	231,005
Bank of New York	19,514	652,157
Capital One Financial Corp.	5,959	501,807
Citigroup, Inc.	34,079	1,641,926
Fidelity Bankshares	880	37,628
Goldman Sachs Group, Inc.	5,260	547,250
J.P. Morgan Chase & Co.	15,837	617,801
People’s Bank	5,515	214,478
Wachovia Corp. — Preferred Dividend Equalization	1,700	0

		4,444,052

Health — 9.5%
(Subadvised by Matrix Asset Advisors, Inc.)
AMGEN, Inc. #	3,000	192,450
Boston Scientific Corp. #	7,075	251,516
Express Scripts, Inc. — Class A #	575	43,953
Health Management	1,750	39,760
Johnson & Johnson	1,400	88,788
Lilly, Eli & Co.	1,575	89,381
McKesson Corp.	800	25,168
Medimmune, Inc. #	9,000	243,990
Merck & Co., Inc.	4,600	147,844
Pfizer, Inc.	17,575	472,592
United Healthcare Co.	250	22,007
Wellpoint Health Networks #	450	51,750
Wyeth	2,975	126,705

		1,795,904

Technology — 18.2%
(Subadvised by Dresdner RCM Global Investors, L.L.C.)
Advanced Micro Devices, Inc. #	4,080	89,842
Apple Computer #	1,090	70,196
Applied Materials, Inc. #	3,490	59,679
Boeing Co.	1,880	97,327
Broadcom Corp. #	2,210	71,338
Cisco Systems, Inc. #	10,040	193,973
Dell, Inc. #	4,405	185,627
EMC Corp. #	6,290	93,532
First Data Corp.	1,680	71,467
Freescale Semiconductor — B #	564	10,357
Hewlett Packard	6,090	127,707
Intel Corp.	8,270	193,435
International Business Machines	2,930	288,839
Juniper Networks #	1,990	54,108
Lockheed Martin Corp.	1,470	81,658
Marvell Technology Group, Ltd. #	2,570	91,158
McAfee, Inc. #	2,500	72,325

The Flex-funds

Schedule of Investments

December 31, 2004

The Highlands Growth Fund

Security Description	Shares, Long Contracts, or Principal Amount ($)	Unrealized Appreciation or Value ($)
Common Stocks — continued
Mercury Interactive Corp. #	1,520	69,236
Microsoft Corp.	18,220	486,838
Motorola, Inc.	5,110	87,892
NCR Corp., Inc. #	1,340	92,768
Northrop Grumman Corp.	2,000	108,720
Oracle Corp. #	8,610	118,129
Qualcom, Inc.	3,120	132,288
Research in Motion, Ltd. #	800	65,936
Sun Microsystems #	11,880	64,033
Symantec Corp. #	990	25,502
United Technologies Corp.	1,625	167,943
Verisign #	2,190	73,584
Yahoo!, Inc. #	2,300	86,664

		3,432,101

Transportation — 1.8%
(Subadvised by Miller/Howard Investments, Inc.)
Burlington Northern Santa Fe Corp.	655	30,988
CNF, Inc.	300	15,030
CSX Corp.	382	15,311
Delta Air Lines, Inc. #	220	1,646
FedEx Corp.	455	44,812
Norfolk Southern Corp.	690	24,971
Ryder System, Inc.	115	5,494
Southwest Airlines Co.	1,408	22,922
Union Pacific Corp.	450	30,263
United Parcel Service, Inc. — Class B	1,775	151,691

		343,128

Utilities — 6.1%
(Subadvised by Clover Partners LP)
Bellsouth Corp.	3,510	97,543
Entergy Corp.	2,059	139,168
FPL Group, Inc.	700	52,325
Nextel Communications, Inc. #	1,860	55,819
PG & E Corp. #	5,849	194,655
PPL Corp.	360	19,181
SBC Communications	6,380	164,413
Southern Co.	1,930	64,694
Sprint Corp.	4,270	106,110
Texas Utilities Co.	480	30,989
Verizon Communications, Inc.	5,466	221,428

		1,146,325

Total Common Stocks (Cost $16,721,592)		18,326,167

U.S. Government Obligations — 0.5%
U.S. Treasury Bills,
2.17%, due 03/03/2005 *	100,000	99,636

Total U.S. Government Obligations (Cost $99,636)		99,636

Security Description	Shares, Long Contracts, or Principal Amount ($)	Unrealized Appreciation or Value ($)
Repurchase Agreements — 2.3%
Salomon Smith Barney, Inc., 2.36%, 01/03/05, (Collateralized by $446,150 various Commercial Paper, at 2.45%-2.50%, due 01/14/05-03/29/05, value — $444,720) purchase date 12/31/04	436,000	436,000

Total Repurchase Agreements (Cost $436,000)		436,000

Total Investments — 100.0% (Cost $17,257,228) (a)		18,861,803

Liabilities less Other Assets — (0.0%)		(8,893)

Total Net Assets — 100.0%		18,852,910

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	1,532	12,168
The Flex-funds Highlands Growth Fund	1,413	22,537
The Flex-funds Muirfield Fund	5,089	26,003
The Flex-funds Total Return Utilities Fund	1,094	18,060

Total Trustee Deferred Compensation (Cost $76,111)		78,768

Futures Contracts
S&P 500 expiring March 2005, notional value $303,425	1	3,350

Total Futures Contracts		3,350

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $161,152. Cost for federal income tax purposes of $17,418,380 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,865,610
Unrealized depreciation	(422,187)

Net unrealized appreciation (depreciation)	$1,443,423

ADR: American Depository Receipt

#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to The Highlands Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

December 31, 2004

The Dynamic Growth Fund

Security Description	Shares, Long Contracts, or Principal Amount ($)	Value ($)
Registered Investment Companies — 90.2%
Aim Basic Value Fund — Class A #	129,959	4,213,283
Federated Kaufmann Fund — Class A	559,578	2,999,336
Federated Kaufmann Small Cap Fund — Class A	220,211	4,569,386
Fidelity Advisor Leveraged Company Stock Fund — Class A #	129,429	3,147,702
Fidelity Advisor Small Cap Fund — Class A #	139,709	3,492,736
iShares S&P 500/BARRA Value Index Fund	39,800	2,502,625
Rydex Precious Metals Fund	39,582	1,510,055

Total Registered Investment Companies (Cost $21,383,832)		22,435,123

U.S. Government Obligations — 1.6%
U.S. Treasury Bills, 2.17%, due 03/03/05 *	400,000	398,545

Total U.S. Government Obligations (Cost $398,545)		398,545

Repurchase Agreements — 8.1%
Salomon Smith Barney, Inc., 2.36%, 01/03/05, (Collateralized by $2,062,931 various Commercial Paper, at 2.45%-2.50%, due 01/14/05-03/29/05, value — $2,056,321) purchase date 12/31/04	2,016,000	2,016,000

Total Repurchase Agreements (Cost $2,016,000)		2,016,000

Total Investments — 99.9% (Cost $23,798,377)		24,849,668

Other Assets less Liabilities — 0.1%		12,111

Total Net Assets — 100.0%		24,861,779

Security Description	Shares, Long Contracts, or Principal Amount ($)	Unrealized Appreciation (Depreciation) or Value ($)
Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	712	5,653
The Flex-funds Highlands Growth Fund	543	8,661
The Flex-funds Muirfield Fund	2,259	11,543
The Flex-funds Total Return Utilities Fund	453	7,479

Total Trustee Deferred Compensation (Cost $28,946)		33,336

Futures Contracts
Nasdaq 100 expiring March 2005, notional value $1,954,200	12	(240)

Total Futures Contracts		(240)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,225,235
Unrealized depreciation	(173,944)

Net unrealized appreciation (depreciation)	$1,051,291

#	Represents non-income producing security.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

December 31, 2004

The Aggressive Growth Fund

Security Description	Shares, Long Contracts, or Principal Amount ($)	Value ($)
Registered Investment Companies — 90.7%
Aim International Small Company Fund — Class A	25,453	411,577
American Century Small Company Fund — Investor Class	53,414	544,289
Federated Kaufmann Fund — Class A	99,802	534,941
Federated Kaufmann Small Cap Fund — Class A	76,117	1,579,429
Fidelity Advisor Leveraged Company Stock Fund — Class A #	59,875	1,456,171
Fidelity Advisor Small Cap Fund — Class A #	63,727	1,593,185
iShares MSCI EAFE Index Fund	3,300	528,825
iShares MSCI Emerging Markets Index Fund	2,100	423,885
iShares Russell 2000 Growth Index Fund	23,800	1,601,740
Rydex Precious Metals Fund	28,727	1,095,930

Total Registered Investment Companies (Cost $9,378,404)		9,769,972

U.S. Government Obligations — 1.9%
U.S. Treasury Bills, 2.17%, due 03/03/05 *	200,000	199,272

Total U.S. Government Obligations (Cost $199,272)		199,272

Repurchase Agreements — 7.4%
Salomon Smith Barney, Inc., 2.36%, 01/03/05, (Collateralized by $819,647 various Commercial Paper, at 2.45%-2.50%, due 01/14/05-03/29/05, value — $817,021) purchase date 12/31/04	801,000	801,000

Total Repurchase Agreements (Cost $801,000)		801,000

Total Investments — 100.0% (Cost $10,378,676) (a)		10,770,244

Other Assets less Liabilities — 0.0%		3,111

Total Net Assets — 100.0%		10,773,355

Security Description	Shares, Long Contracts, or Principal Amount ($)	Unrealized Appreciation (Depreciation) or Value ($)
Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	610	4,843
The Flex-funds Highlands Growth Fund	459	7,321
The Flex-funds Muirfield Fund	1,926	9,842
The Flex-funds Total Return Utilities Fund	387	6,389

Total Trustee Deferred Compensation (Cost $24,600)		28,395

Futures Contracts
Nasdaq 100 expiring March 2005, notional value $814,250	5	(480)

Total Futures Contracts		(480)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$529,075
Unrealized depreciation	(137,507)

Net unrealized appreciation (depreciation)	$391,568

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

December 31, 2004

The U.S. Government Bond Fund

Security Description	Shares or Principal Amount ($)	Value ($)
U.S. Government Obligations — 99.0%
U.S. Treasury Bills, 2.145%, due 03/24/05	50,000	49,751
U.S. Treasury Notes, 3.375%, due 12/15/08	9,200,000	9,171,256

Total U.S. Government Obligations (Cost $9,199,099)		9,221,007

Repurchase Agreements — 3.2%
Salomon Smith Barney, Inc., 2.36%, 01/03/05, (Collateralized by $309,030 various Commercial Paper, at 2.45%-2.50%, due 01/14/05-03/29/05, value — $308,040) purchase date 12/31/04	302,000	302,000

Total Repurchase Agreements (Cost $302,000)		302,000

Total Investments — 102.2% (Cost $9,501,099) (a)		9,523,007

Liabilities less Other Assets — (2.2%)		(207,189)

Total Net Assets — 100.0%		9,315,818

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation *
The Flex-funds Dynamic Growth Fund	787	6,249
The Flex-funds Highlands Growth Fund	737	11,755
The Flex-funds Muirfield Fund	2,607	13,317
The Flex-funds Total Return Utilities Fund	537	8,866

Total Trustee Deferred Compensation (Cost $37,705)		40,187

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $21,563. Cost for federal income tax purposes of $9,522,662 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$21,913
Unrealized depreciation	(21,568)

Net unrealized appreciation (depreciation)	$345

*	Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

December 31, 2004

The Money Market Fund

	Coupon/ Yield	Maturity	Shares or Principal Amount ($)	Value ($)
Certificate of Deposit — 2.8%
Huntington National Bank CD	2.74%	05/31/05	5,000,000	5,000,000

Total Certificate of Deposit (Cost $5,000,000)				5,000,000

Commercial Paper — 12.1%
CIT Group, Inc.	2.03%	01/05/05	3,350,000	3,349,244
CIT Group, Inc.	2.01%	01/06/05	3,115,000	3,114,130
Citigroup, Inc.	1.96%	01/06/05	2,000,000	1,999,455
Duff & Phelps Utility & Corporate Bond Trust, Inc. **	2.40%	04/14/05	1,990,000	1,976,336
Duff & Phelps Utility & Corporate Bond Trust, Inc. **	2.15%	03/08/05	2,000,000	1,992,116
Huntington National Bank	2.20%	04/01/05	107,949	107,355
IBM Capital, Inc. **	1.95%	01/07/05	5,000,000	4,998,374
UBS Finance Delaware LLC	0.00%	01/04/05	4,050,000	4,049,193

Total Commercial Paper (Cost $21,586,203)				21,586,203

Corporate Obligations — 64.3%
American General Finance **	2.85%*	03/24/05	5,000,000	5,003,754
Aquarium Holdings, KY **	2.40%*	01/06/05	108,000	108,000
Associates Corp.	6.63%	06/15/05	618,000	630,084
Austin Printing Co., Inc. **	2.53%*	01/06/05	1,535,000	1,535,000
Bath Technologies, Inc. **	2.48%*	01/06/05	1,250,000	1,250,000
Bank Of America Corp.	7.63%	04/15/05	1,365,000	1,389,114
Bear Stearns Co., Inc.	7.63%	02/01/05	1,000,000	1,005,334
Beaver Creek Enterprise **	2.48%*	01/06/05	1,990,000	1,990,000
Boeing Co.	7.88%	02/15/05	1,150,000	1,157,364
Cascade Plaza Project **	2.48%*	01/06/05	8,135,000	8,135,000
Chase Manhattan Corp.	7.13%	03/01/05	1,935,000	1,949,581
Citigroup, Inc.	7.63%	05/01/05	1,440,000	1,469,292
Clark Grave Vault Co. **	2.40%*	01/06/05	900,000	900,000
Coca Cola Enterprise	8.00%	01/04/05	538,000	538,263
Discover Bank	2.10%	05/03/05	2,000,000	1,998,935
Don’s Launderers-Cleaners, Inc. **	2.40%*	01/06/05	1,000,000	1,000,000
Espanola/Nambe **	2.58%*	01/06/05	630,000	630,000
First Union Corp.	7.70%	02/15/05	2,750,000	2,768,987
Gordon Flesch Co. Project **	2.48%*	01/06/05	800,000	800,000
Isaac Tire, Inc. **	2.40%*	01/06/05	840,000	840,000
K.L. Morris, Inc. **	2.40%*	01/06/05	2,075,000	2,075,000

	Coupon/ Yield	Maturity	Shares or Principal Amount ($)	Value ($)
Corporate Obligations — continued
Keiser Street, Inc. **	2.48%*	01/06/05	1,695,000	1,695,000
Leggett & Platt, Inc.	7.65%	02/15/05	2,280,000	2,295,368
Lehman Brothers Holdings, Inc.	7.75%	01/15/05	8,000,000	8,021,443
Manufacturers Life **	7.88%	04/15/05	2,000,000	2,030,245
Martin Wheel Co, Inc. **	2.72%*	01/06/05	2,350,000	2,350,000
McDonald’s Corp. **	4.55%	03/07/05	3,000,000	3,012,865
Merck & Co.	4.13%	01/18/05	5,000,000	5,004,003
MetLife Insurance Co. ***	2.11%*	01/01/05	10,000,000	10,000,000
Mubea, Inc. **	2.55%*	01/06/05	4,000,000	4,000,000
National RE Corp.	8.85%	01/15/05	1,900,000	1,905,731
National Rural Utilities	6.13%	05/15/05	4,000,000	4,049,974
National Rural Utilities **	2.81%*	03/10/05	2,000,000	2,001,333
Osco Industries, Inc. **	2.53%*	01/06/05	900,000	900,000
O.K.I. Supply Co.**	2.40%*	01/06/05	1,275,000	1,275,000
P & P Investment **	2.55%*	01/06/05	370,000	370,000
Procter & Gamble	4.00%	04/30/05	2,300,000	2,313,378
Pro Tire, Inc. **	2.40%*	01/06/05	1,010,000	1,010,000
R.I. Lampus Co. **	2.53%*	01/06/05	295,000	295,000
Salomon Smith Barney	6.88%	06/15/05	5,000,000	5,092,677
Seariver Maritime, Inc.	2.35%*	01/01/05	3,900,000	3,900,000
SGS Tool Co. **	2.53%*	01/06/05	360,000	360,000
Shawmut Bank Connecticut NA	8.63%	02/15/05	500,000	504,296
Springside Corp Exchange Partners LLC **	2.48%*	01/06/05	2,000,000	2,000,000
Target Corp	7.50%	02/15/05	3,250,000	3,272,881
Taylor Brothers Properties LLC **	2.40%*	01/06/05	1,225,000	1,225,000
Washington Mutual	8.25%	06/15/05	3,000,000	3,075,113
White Castle Project **	2.48%*	01/06/05	6,000,000	6,000,000

Total Corporate Obligations (Cost $115,133,015)				115,133,015

U.S. Government Agency Obligations — 10.3%
Federal Home Loan Bank	1.30%	02/23/05	2,000,000	2,000,000
Federal Home Loan Bank	1.48%	02/24/05	2,000,000	2,000,000
Federal Home Loan Bank	1.35%	03/23/05	2,000,000	2,000,000
Federal Home Loan Bank	1.40%	03/29/05	500,000	499,093
Federal Home Loan Bank	1.55%*	03/29/05	2,000,000	1,996,869
Federal Home Loan Bank	1.40%	04/01/05	2,000,000	2,000,000
Federal Home Loan Bank	1.35%	04/29/05	1,000,000	1,000,000
Federal Home Loan Bank	5.25%	05/13/05	500,000	505,744
Federal Home Loan Bank	2.33%*	07/26/05	5,000,000	4,999,355
Federal Home Loan Bank	1.69%	08/12/05	1,000,000	993,901
Federal Home Loan Bank	2.23%	11/28/05	500,000	499,166

Total U.S. Government Agency Obligations (Cost $18,494,128)				18,494,128

The Flex-funds

Schedule of Investments

December 31, 2004

The Money Market Fund

	Coupon/ Yield	Maturity	Shares or Principal Amount ($)	Value ($)
Demand Deposits — 0.0%
Caterpillar Financial			50	50

Total Demand Deposits (Cost $50)				50

Repurchase Agreements — 9.8%
Salomon Smith Barney, Inc., 2.36%, 01/03/05, (Collateralized by $17,891,011 various Commercial Paper, at 2.45%-2.50%, due 01/14/05-03/29/05, value — $17,833,681) purchase date 12/31/04			17,484,000	17,484,000

Total Repurchase Agreements (Cost $17,484,000)				17,484,000

Total Investments — 99.3% (Cost $177,697,396) (a)				177,697,396

Other Assets less Liabilities — 0.7%				1,262,526

Total Net Assets — 100.0%				178,959,922

	Coupon/ Yield	Maturity	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation ****
The Flex-funds Dynamic Growth Fund			1,321	10,489
The Flex-funds Highlands Growth Fund			1,330	21,214
The Flex-funds Muirfield Fund			4,654	23,782
The Flex-funds Total Return Utilities Fund			1,064	17,567

Total Trustee Deferred Compensation (Cost $75,269)				73,052

(a)	Cost for federal income tax and financial reporting purposes are the same.
*	Variable rate security. Interest rate is as of December 31, 2004. Maturity date reflects the next rate change date.
**	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2004, securities restricted as to resale to institutional investors represented 34.8% of Total Investments.
***	Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2004, illiquid securities represented 5.6% of Total Investments.
****	Assets of affiliates to The Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets & Liabilities

December 31, 2004

	The Muirfield Fund	The Total Return Utilities Fund
Assets
Investments, at value*	$66,157,191	$28,394,872
Repurchase agreements, at value*	3,533,000	411,000
Trustee deferred compensation investments, at value	161,550	52,006
Cash	720	461
Receivable for securities sold	—	—
Receivable for net variation margin on futures contracts	—	—
Receivable for capital stock issued	17,949	17,825
Interest and dividend receivable	232	47,563
Prepaid expenses/other assets	69,649	17,150
Total Assets	69,940,291	28,940,877

Liabilities
Payable for securities purchased	—	—
Payable for Trustee Deferred Compensation Plan	161,550	52,006
Payable for net variation margin on futures contracts	—	—
Payable for capital stock redeemed	20,533	384,562
Dividends payable	796	2,189
Dividends payable — The Money Market Fund
Dividends payable — Institutional Fund
Payable to investment advisor	53,906	24,815
Accrued distribution plan (12b-1) and administrative service plan fees	11,847	5,861
Accrued transfer agent, fund accounting, and administrative fees	13,430	7,123
Accrued trustee fees	2,665	1,012
Other accrued liabilities	19,501	16,011
Total Liabilities	284,228	493,579

Net Assets	$69,656,063	$28,447,298

Net Assets
Capital	$81,368,658	$34,487,432
Accumulated undistributed (distributions in excess of) net investment income	436	—
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(17,142,576)	(10,834,508)
Net unrealized appreciation (depreciation) of investments and futures contracts	5,429,545	4,794,374
Total Net Assets	$69,656,063	$28,447,298

Net Assets
The Money Market Fund
Institutional Fund
Total Net Assets

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	13,629,125	1,723,300
The Money Market Fund
Institutional Fund
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$5.11	$16.51
The Money Market Fund
Institutional Fund
* Investments and repurchase agreements, at cost	$64,260,646	$24,011,498

The accompanying notes are an integral part of these financial statements.

The Flex-funds

The Highlands Growth Fund	The Dynamic Growth Fund	The Aggressive Growth Fund	The U.S. Government Bond Fund	The Money Market Fund

$18,425,803	$22,833,668	$9,969,244	$9,221,007	$160,213,396
436,000	2,016,000	801,000	302,000	17,484,000
78,768	33,336	28,395	40,187	73,052
413	394	259	64	804
70,793	—	—	—	—
—	600	250	—	—
361	10,438	4,498	1,617	—
14,790	132	53	14,521	1,355,412
16,929	39,377	25,194	10,451	33,176
19,043,857	24,933,945	10,828,893	9,589,847	179,159,840

69,388	—	—	—	—
78,768	33,336	28,395	40,187	73,052
250	—	—	—	—
—	—	—	212,157	—
—	—	—	1,012
				2,158
				3,481
15,790	14,474	6,773	768	17,779
4,805	3,355	2,227	2,834	21,826
4,687	5,634	2,861	2,102	26,174
1,205	918	1,009	729	—
16,054	14,449	14,273	14,240	55,448
190,947	72,166	55,538	274,029	199,918

$18,852,910	$24,861,779	$10,773,355	$9,315,818	$178,959,922

$22,968,197	$29,134,353	$17,532,179	$10,021,573	$178,959,922
—	—	—	155,523	—
(5,723,212)	(5,323,625)	(7,149,912)	(883,186)	—
1,607,925	1,051,051	391,088	21,908	—
$18,852,910	$24,861,779	$10,773,355	$9,315,818	$178,959,922

				$148,649,792
				30,310,130
				$178,959,922

1,181,829	3,130,852	1,577,787	447,370
				148,649,792
				30,310,130
				178,959,922

$15.95	$7.94	$6.83	$20.82
				$1.00
				$1.00
$17,257,228	$23,798,377	$10,378,676	$9,501,099	$177,697,396

The Flex-funds

Statements of Operations

For the Year Ended December 31, 2004

	The Muirfield Fund	The Total Return Utilities Fund
Net Investment Income from Corresponding Portfolio*
Interest
Expenses net of reductions
Total Net Investment Income from Corresponding Portfolio

Investment Income**
Interest	$202,914	$13,001
Dividends	655,539	944,813
Total Investment Income	858,453	957,814

Fund Expenses
Investment advisor**	591,414	232,841
Transfer agent	74,626	27,941
Transfer agent — The Money Market Fund
Transfer agent — Institutional Fund**
Fund accounting**	41,438	28,278
Administrative	31,094	11,642
Trustee**	35,170	15,162
Audit	11,036	11,382
Legal	9,205	8,393
Custody**	9,688	4,382
Printing	7,847	3,302
Distribution plan (12b-1)	124,406	58,321
Distribution plan (12b-1) — The Money Market Fund
Distribution plan (12b-1) — Institutional Fund**
Administrative service plan	82,712	23,325
Postage	10,514	13,602
Registration and filing	14,039	15,200
Insurance	4,257	1,462
Other	8,540	8,159
Total Expenses Before Reductions	1,055,986	463,392

Expenses reimbursed/waived by investment advisor **	—	—
Expenses paid indirectly	(115,173)	(1,570)
Distribution plan (12b-1) expenses waived	(82,711)	(7,451)
Administrative service plan expenses waived	(74,834)	(10,711)
Transfer agent expenses waived	—	—
Net Expenses	783,268	443,660

Net Investment Income (Loss)	75,185	514,154

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	8,313,670	719,760
Net realized gains (losses) from futures contracts	(1,395,343)	—
Net realized gains (losses) from options contracts	—	—
Distributions of realized gains by other investment companies	1,044,049	—

Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, Options Contracts, and Distributions of Realized Gains by Other Investment Companies.	7,962,376	719,760
Net change in unrealized appreciation (depreciation) of investments, futures contracts, and options contracts	(3,834,890)	2,816,677
Net Realized and Unrealized Gain (Loss) from Investments	4,127,486	3,536,437

Net Change in Net Assets Resulting from Operations	$4,202,671	$4,050,591

*	This information represents activity for The Money Market Fund for the period January 1, 2004 through December 27, 2004. See the second paragraph of note 1 on page 44 for more information.
**	This information represents activity for The Money Market Fund for the period December 28, 2004 through December 31, 2004. See the second paragraph of note 1 on page 44 for more information.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

The Highlands Growth Fund	The Dynamic Growth Fund	The Aggressive Growth Fund	The U.S. Government Bond Fund	The Money Market Fund

				$2,471,355
				(351,414)
				2,119,941

$18,719	$49,813	$20,040	$359,301	43,113
305,256	103,491	95,260	—	—
323,975	153,304	115,300	359,301	43,113

187,601	160,422	70,341	39,967	6,482
22,512	25,668	11,255	7,993
				133,163
				252
23,760	26,390	14,023	14,917	598
9,380	10,695	4,689	4,996	83,611
12,767	14,938	12,472	12,266	144
11,370	11,370	11,370	11,370	7,844
7,243	6,588	6,691	6,618	8,336
10,651	4,523	4,126	3,294	180
4,644	1,920	1,554	2,036	50,878
37,606	53,449	23,417	19,975
				332,291
				94
25,096	21,351	9,410	13,368	—
6,897	2,138	2,486	2,864	50,783
14,325	13,503	14,048	7,353	28,113
1,280	1,469	569	966	16,067
10,919	8,350	8,048	9,837	69,411
386,051	362,774	194,499	157,820	788,247

(1,809)	—	—	(25,381)	(93,790)
(7,493)	(43,775)	(15,250)	—	—
(27,203)	(43,421)	(17,069)	(7,594)	(259,699)
(24,826)	(18,823)	(8,535)	(12,623)	—
—	—	—	(1,998)	(11,662)
324,720	256,755	153,645	110,224	423,096

(745)	(103,451)	(38,345)	249,077	1,739,958

1,911,886	2,928,611	1,082,718	(119,147)
(2,472)	(104,189)	61,787	(11,245)
—	—	—	28,089
—	30,585	34,242	—

1,909,414	2,855,007	1,178,747	(102,303)
(544,725)	(1,981,137)	(800,831)	23,533
1,364,689	873,870	377,916	(78,770)

$1,363,944	$770,419	$339,571	$170,307	$1,739,958

The Flex-funds

Statements of Changes in Net Assets

For the Years Ended December 31,

	The Muirfield Fund		The Total Return Utilities Fund		The Highlands Growth Fund
	2004	2003	2004	2003	2004	2003
Operations
Net investment income (loss)	$75,185	$(546,421)	$514,154	$431,534	$(745)	$(19,717)
Net realized gain (loss) from investments, futures contracts, options contracts, and distributions by other investment companies	7,962,376	4,422,693	719,760	(2,380,612)	1,909,414	(677,020)
Net change in unrealized appreciation (depreciation) of investments, futures contracts, and options contracts	(3,834,890)	9,069,931	2,816,677	4,680,888	(544,725)	5,174,405
Net change in net assets resulting from operations	4,202,671	12,946,203	4,050,591	2,731,810	1,363,944	4,477,668
Distributions to Shareholders
From net investment income	(74,749)	—	(514,154)	(431,534)	—	—
From net realized gain from investments, futures contracts, options contracts, and distributions by other investment companies	—	—	—	—	—	—
Net change in net assets resulting from distributions	(74,749)	—	(514,154)	(431,534)	—	—
Distributions to Shareholders — The Money Market Fund
From net investment income
Net change in net assets resulting from distributions
Distributions to Shareholders —Institutional Fund
From net investment income
Net change in net assets resulting from distributions
Capital Transactions
Issued	17,909,135	11,289,989	11,870,719	5,942,962	1,054,939	6,366,212
Reinvested	73,953	—	501,546	423,057	—	—
Redeemed	(10,979,145)	(13,355,585)	(8,499,731)	(6,761,373)	(3,534,471)	(9,235,138)
Net change in net assets resulting from capital transactions	7,003,943	(2,065,596)	3,872,534	(395,354)	(2,479,532)	(2,868,926)

Total Change in Net Assets	11,131,865	10,880,607	7,408,971	1,904,922	(1,115,588)	1,608,742
Net Assets — Beginning of Period	58,524,198	47,643,591	21,038,327	19,133,405	19,968,498	18,359,756
Net Assets — End of Period	$69,656,063	$58,524,198	$28,447,298	$21,038,327	$18,852,910	$19,968,498

Accumulated undistributed (distributions in excess of) net investment income	$436	$—	$—	$—	$—	$—
Share Transactions
Issued	3,672,259	2,845,877	775,311	462,165	71,695	528,012
Reinvested	14,472	—	32,842	32,816	—	—
Redeemed	(2,273,773)	(3,305,185)	(557,400)	(533,173)	(237,722)	(756,753)
Net change in shares	1,412,958	(459,308)	250,753	(38,192)	(166,027)	(228,741)

The accompanying notes are an integral part of these financial statements.

The Flex-funds

The Dynamic Growth Fund		The Aggressive Growth Fund		The U.S. Government Bond Fund		The Money Market Fund
2004	2003	2004	2003	2004	2003	2004	2003

$(103,451)	$(156,091)	$(38,345)	$(64,413)	$249,077	$214,641	$1,739,958	$1,710,864

2,855,007	2,746,661	1,178,747	1,215,643	(102,303)	(764,008)	—	—
(1,981,137)	3,361,524	(800,831)	1,348,325	23,533	(117,878)	—	—
770,419	5,952,094	339,571	2,499,555	170,307	(667,245)	1,739,958	1,710,864

—	—	—	—	(249,091)	(214,641)

—	—	—	—	—	(224,673)
—	—	—	—	(249,091)	(439,314)

						(1,733,806)	(1,710,864)
						(1,733,806)	(1,710,864)

						(6,152)
						(6,152)

9,050,784	14,439,731	3,075,034	1,266,436	494,492	20,270,426	207,120,736	201,399,826
—	—	—	—	236,063	424,054	1,731,866	1,688,792
(5,983,189)	(16,462,013)	(1,763,665)	(1,689,087)	(2,175,723)	(22,974,430)	(195,499,283)	(223,761,740)
3,067,595	(2,022,282)	1,311,369	(422,651)	(1,445,168)	(2,279,950)	13,353,319	(20,673,122)

3,838,014	3,929,812	1,650,940	2,076,904	(1,523,952)	(3,386,509)	13,353,319	(20,673,122)
21,023,765	17,093,953	9,122,415	7,045,511	10,839,770	14,226,279	165,606,603	186,279,725
$24,861,779	$21,023,765	$10,773,355	$9,122,415	$9,315,818	$10,839,770	$178,959,922	$165,606,603

$—	$—	$—	$—	$155,523	$155,537	$—	$—

1,181,099	2,460,619	474,779	229,909	23,441	900,181	207,085,220	201,399,826
—	—	—	—	11,240	19,667	1,767,382	1,688,792
(790,574)	(2,781,195)	(269,214)	(329,306)	(103,508)	(1,027,835)	(195,499,283)	(223,761,740)
390,525	(320,576)	205,565	(99,397)	(68,827)	(107,987)	13,353,319	(20,673,122)

The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Muirfield Fund

	2004	2003		2002	2001	2000
Net Asset Value, Beginning of Period	$4.79	$3.76		$4.25	$4.95	$6.32

Income from Investment Operations
Net investment income (loss)	0.01	—		(0.02)	0.01	0.20
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	0.32	1.03		(0.47)	(0.58)	(1.23)
Total from Investment Operations	0.33	1.03		(0.49)	(0.57)	(1.03)

Less Distributions
From net investment income	(0.01)	—		—	(0.13)	(0.19)
From net capital gains	—	—		—	—	(0.15)
Total Distributions	(0.01)	—		—	(0.13)	(0.34)

Net Asset Value, End of Period	$5.11	$4.79		$3.76	$4.25	$4.95

Total Return (assumes reinvestment of distributions)	6.80%	27.39%		(11.42% )	(11.52% )	(16.50% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$69,656	$58,524		$47,644	$61,577	$97,912
Ratio of net expenses to average net assets(1)(2)	1.26%	1.39%		1.41%	1.31%	1.20%
Ratio of net investment income (loss) to average net assets(1)(2)(4)	0.12%	(1.06%	)	(0.43% )	0.11%	2.97%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(2)	1.45%	1.47%		1.46%	1.37%	1.20%
Ratio of expenses to average net assets before reductions(1)(2)	1.70%	1.60%		1.46%	1.37%	1.20%
Portfolio turnover rate(3)	144.62%	252.02%		277.99%	297.81%	405.88%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(3)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Total Return Utilities Fund

	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$14.29	$12.66	$18.63	$22.17	$20.34

Income from Investment Operations
Net investment income	0.32	0.29	0.34	0.35	0.26
Net gains (losses) on securities, futures, and options (both realized and unrealized)	2.22	1.63	(5.97)	(3.56)	3.73
Total from Investment Operations	2.54	1.92	(5.63)	(3.21)	3.99

Less Distributions
From net investment income	(0.32)	(0.29)	(0.34)	(0.33)	(0.28)
From net capital gains	—	—	—	—	(1.79)
Tax return of capital	—	—	—	—	(0.09)
Total Distributions	(0.32)	(0.29)	(0.34)	(0.33)	(2.16)

Net Asset Value, End of Period	$16.51	$14.29	$12.66	$18.63	$22.17

Total Return (assumes reinvestment of distributions)	18.01%	15.46%	(30.36% )	(14.57% )	20.03%

Ratios/Supplemental Data
Net assets, end of period ($000)	$28,447	$21,038	$19,133	$31,267	$24,740
Ratio of net expenses to average net assets(1)	1.91%	1.92%	1.81%	1.72%	1.78%
Ratio of net investment income to average net assets(1)	2.21%	2.25%	2.32%	1.66%	1.22%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)	1.91%	1.94%	1.88%	1.80%	1.79%
Ratio of expenses to average net assets before reductions(1)	1.99%	1.94%	1.88%	1.80%	1.85%
Portfolio turnover rate(2)	38.47%	41.12%	31.61%	22.74%	37.07%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Highlands Growth Fund

	2004	2003		2002	2001	2000
Net Asset Value, Beginning of Period	$14.82	$11.65		$15.47	$18.66	$22.37

Income from Investment Operations
Net investment income (loss)	—	—		(0.03)	—	(0.01)
Net gains (losses) on securities, futures, and options (both realized and unrealized)	1.13	3.17		(3.79)	(2.49)	(2.17)
Total from Investment Operations	1.13	3.17		(3.82)	(2.49)	(2.18)

Less Distributions
From net capital gains	—	—		—	(0.70)	(1.53)
Total Distributions	—	—		—	(0.70)	(1.53)

Net Asset Value, End of Period	$15.95	$14.82		$11.65	$15.47	$18.66

Total Return (assumes reinvestment of distributions)	7.62%	27.21%		(24.69% )	(13.33% )	(9.76% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$18,853	$19,968		$18,360	$32,248	$44,049
Ratio of net expenses to average net assets(1)	1.73%	1.84%		1.76%	1.64%	1.43%
Ratio of net investment income (loss) to average net assets(1)	0.00%	(0.11%	)	(0.20% )	(0.23% )	(0.04% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)	1.77%	1.84%		1.78%	1.66%	1.45%
Ratio of expenses to average net assets before reductions(1)	2.06%	1.91%		1.79%	1.66%	1.45%
Portfolio turnover rate(2)	253.25%	139.74%		53.61%	36.99%	58.03%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Dynamic Growth Fund

	2004		2003		2002	2001		2000*
Net Asset Value, Beginning of Period	$7.67		$5.58		$7.37	$8.52		$10.00

Income from Investment Operations
Net investment income (loss)	(0.04)		—		(0.04)	—		0.04
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	0.31		2.09		(1.75)	(1.15)		(1.39)
Total from Investment Operations	0.27		2.09		(1.79)	(1.15)		(1.35)

Less Distributions
From net investment income	—		—		—	—		(0.13)
Total Distributions	—		—		—	—		(0.13)

Net Asset Value, End of Period	$7.94		$7.67		$5.58	$7.37		$8.52

Total Return (assumes reinvestment of distributions)(1)	3.52%		37.46%		(24.29% )	(13.47%	)	(13.54% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$24,862		$21,024		$17,094	$23,126		$20,399
Ratio of net expenses to average net assets(2)(3)(4)	1.20%		1.22%		1.18%	1.03%		1.10%
Ratio of net investment income (loss) to average net assets(2)(3)(4)(6)	(0.48%	)	(0.84%	)	(0.69% )	(0.62%	)	0.53%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)(4)	1.41%		1.27%		1.29%	1.19%		1.10%
Ratio of expenses to average net assets before reductions(2)(3)(4)	1.70%		1.60%		1.35%	1.34%		1.30%
Portfolio turnover rate(1)(5)	174.36%		249.65%		391.64%	131.21%		257.72%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reductions in corresponding portfolio, if applicable.
(4)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on February 29, 2000.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Aggressive Growth Fund

	2004		2003		2002	2001		2000*
Net Asset Value, Beginning of Period	$6.65		$4.79		$6.52	$7.86		$10.00

Income from Investment Operations
Net investment income (loss)	(0.03)		—		(0.06)	—		(0.01)
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	0.21		1.86		(1.67)	(1.34)		(2.11)
Total from Investment Operations	0.18		1.86		(1.73)	(1.34)		(2.12)

Less Distributions
From net investment income	—		—		—	—		(0.02)
Total Distributions	—		—		—	—		(0.02)

Net Asset Value, End of Period	$6.83		$6.65		$4.79	$6.52		$7.86

Total Return (assumes reinvestment of distributions)(1)	2.71%		38.83%		(26.53% )	(17.04%	)	(21.24% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$10,773		$9,122		$7,046	$12,379		$12,079
Ratio of net expenses to average net assets(2)(3)(4)	1.64%		1.39%		1.22%	1.03%		1.10%
Ratio of net investment income (loss) to average net assets(2)(3)(4)(6)	(0.41%	)	(0.85%	)	(0.95% )	(0.69%	)	(0.11% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)(4)	1.80%		1.44%		1.32%	1.19%		1.10%
Ratio of expenses to average net assets before reductions(2)(3)(4)	2.07%		1.99%		1.67%	1.52%		1.32%
Portfolio turnover rate(1)(5)	264.03%		255.32%		349.42%	126.69%		302.02%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reductions in corresponding portfolio, if applicable.
(4)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on February 29, 2000.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The U.S. Government Bond Fund

	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$21.00	$22.79	$21.41	$21.92	$21.33

Income from Investment Operations
Net investment income	0.52	0.35	0.54	0.79	1.10
Net gains (losses) on securities, futures, and options (both realized and unrealized)	(0.18)	(1.35)	1.65	(0.51)	0.59
Total from Investment Operations	0.34	(1.00)	2.19	0.28	1.69

Less Distributions
From net investment income	(0.52)	(0.35)	(0.54)	(0.79)	(1.10)
From net capital gains	—	(0.44)	(0.27)	—	—
Total Distributions	(0.52)	(0.79)	(0.81)	(0.79)	(1.10)

Net Asset Value, End of Period	$20.82	$21.00	$22.79	$21.41	$21.92

Total Return (assumes reinvestment of distributions)	1.64%	(4.43% )	10.34%	1.23%	8.15%

Ratios/Supplemental Data
Net assets, end of period ($000)	$9,316	$10,840	$14,226	$13,080	$13,340
Ratio of net expenses to average net assets(1)	1.10%	1.10%	1.10%	1.07%	1.00%
Ratio of net investment income to average net assets(1)	2.49%	1.59%	2.43%	3.58%	5.12%
Ratio of expenses to average net assets before reductions(1)	1.58%	1.24%	1.13%	1.13%	1.30%
Portfolio turnover rate(2)	351.73%	567.68%	407.99%	503.20%	375.47%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Money Market Fund — Money Market Fund

	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income	0.011	0.009	0.016	0.040	0.060
Total from Investment Operations	0.011	0.009	0.016	0.040	0.060

Less Distributions
From net investment income	(0.011)	(0.009)	(0.016)	(0.040)	(0.060)
Total Distributions	(0.011)	(0.009)	(0.016)	(0.040)	(0.060)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (assumes reinvestment of distributions)	1.06%	0.92%	1.59%	4.10%	6.20%

Ratios/Supplemental Data
Net assets, end of period ($000)	$148,650	$165,607	$186,280	$221,594	$233,227
Ratio of net expenses to average net assets(1)	0.46%	0.43%	0.44%	0.44%	0.41%
Ratio of net investment income to average net assets(1)	1.04%	0.92%	1.58%	4.00%	6.01%
Ratio of expenses to average net assets before reductions(1)	0.84%	0.82%	0.66%	0.62%	0.60%

(1)	Ratio reflects reduction in corresponding portfolio, if applicable.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Money Market Fund — Institutional Fund

	2004*
Net Asset Value, Beginning of Period	$1.00

Income from Investment Operations
Net investment income	0.000	**
Total from Investment Operations	0.000

Less Distributions
From net investment income	0.000	**
Total Distributions	0.000

Net Asset Value, End of Period	$1.00

Total Return (assumes reinvestment of distributions)(1)	0.02%

Ratios/Supplemental Data
Net assets, end of period ($000)	$30,310
Ratio of net expenses to average net assets(2)	0.33%
Ratio of net investment income to average net assets(2)	1.96%
Ratio of expenses to average net assets before reductions(2)	0.67%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
*	Commenced operations on December 28, 2004.
**	Actual amounts were less than one-tenth of one cent.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Notes to Financial Statements

December 31, 2004

1.    Organization and Significant Accounting Policies

The Flex-funds Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers seven separate series and is presently comprised of seven separate funds as follows: The Muirfield Fund® (“Muirfield”), The Total Return Utilities Fund (“TRUF”), The Highlands Growth Fund® (“Highlands”), The Dynamic Growth Fund (“Dynamic”), The Aggressive Growth Fund (“Aggressive”), The U.S. Government Bond Fund (“Bond”), and The Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (The Money Market Fund and the Institutional Fund). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Highlands, Dynamic, and Aggressive is growth of capital. The investment objective of TRUF is current income and growth of income. The investment objective of Bond is maximum current income. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Prior to December 28, 2004, Money Market was organized in the master-feeder structure. Under that structure the Fund invested its investable assets in a corresponding open-end management company having the same investment objective as the Fund. The Board of Trustees (“Trustees”) approved the termination of the master-feeder structure effective December 27, 2004. Therefore, beginning December 28 Money Market operated as a stand-alone fund while continuing to be managed by Meeder Asset Management, Inc. Certain expenses incurred prior to the termination of the master-feeder structure were recorded in the corresponding portfolio. Beginning December 28 those expenses are recorded in Money Market.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. Bond values the securities held at 4:00 P.M. Eastern Time. Money market securities held in Money Market are valued at amortized cost, which approximates value. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Trustees. Money Market, in compliance with Rule 2a-7 of the 1940 Act compares its amortized values to the prices obtained from the independent pricing services.

Money market securities held in the Funds, except Money Market, maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements.    Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options.    Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

The Flex-funds

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received.

Transactions in options during the year ended December 31, 2004, were as follows:

The U.S. Government Bond Fund	Number of Contracts	Premiums Received/(Paid)
Options outstanding at December 31, 2003	—	$—
Options written	82	67,220
Options terminated in closing purchase transactions	(50)	(51,450)
Options expired	(32)	(15,770)
Options outstanding at December 31, 2004	—	$—

Federal income taxes.    It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Highlands, Dynamic, and Aggressive declare and pay dividends from net investment income, if any, on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2004 were as follows:

	Capital	Undistributed Net Investment Income
The Total Return Utilities Fund	$(893)	$893
The Highlands Growth Fund®	(745)	745
The Dynamic Growth Fund	(103,451)	103,451
The Aggressive Growth Fund	(38,345)	38,345

The Flex-funds

Investment income & expenses.    For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions.    Money Market is authorized to issue an indefinite number of shares in The Money Market Fund and the Institutional Fund. Transactions in the capital shares of the Fund were as follows (The Money Market Fund illustrates the years ended December 31, 2004 and December 31, 2003 while the Institutional Fund represents the period December 28 through December 31, 2004):

	2004		2003
	Amount	Shares	Amount	Shares
The Money Market Fund
Issued	$168,014,354	168,014,354	$201,399,826	201,399,826
Reinvested	1,729,195	1,729,195	1,688,792	1,688,792
Redeemed	(186,700,360)	(186,700,360)	(223,761,740)	(223,761,740)
Net increase (decrease)	$(16,956,811)	(16,956,811)	$(20,673,122)	(20,673,122)

Institutional Fund
Issued	$39,106,382	39,106,382
Reinvested	2,671	2,671
Redeemed	(8,798,923)	(8,798,923)
Net increase (decrease)	$30,310,130	30,310,130

Other.    The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the “Plan”), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

2.    Investment Transactions

For the year ended December 31, 2004, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

	Purchases	Sales
The Muirfield Fund®	$72,601,543	$69,379,505
The Total Return Utilities Fund	12,658,716	8,718,505
The Highlands Growth Fund®	46,100,435	48,671,930
The Dynamic Growth Fund	34,806,407	31,258,438
The Aggressive Growth Fund	23,904,947	21,239,676
The U.S. Government Bond Fund	34,175,589	35,023,191

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees, or by MAM. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) and Sector Capital Management, L.L.C. (“Sector Capital”) serve as subadvisors of TRUF and Highlands, respectively. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees, are responsible for the selection of individual portfolio securities for the assets of the Fund assigned to them by Sector Capital.

The Flex-funds

For such services the Funds pay a fee at the following annual rates: Muirfield, TRUF, and Highlands, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to TRUF, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to Highlands, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets; Dynamic and Aggressive, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; and Money Market, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 2004, Sector Capital voluntarily waived $1,809 of investment advisory fees in Highlands. During the period December 28 through December 31, 2004, MAM agreed to reduce $3,180 of investment advisory fees in Money Market.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Highlands, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund’s average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund’s average daily net assets. For The Money Market Fund and the Institutional Fund, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund’s average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund or class. For Fund’s that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. During the year ended December 31, 2004, MFSCo waived $1,998 and $11,662 of transfer agent fees for Bond and Money Market, respectively.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund’s average daily net assets.

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets,
0.10% of the next $20 million of average daily net assets,
0.02% of the next $50 million of average daily net assets, and
0.01% in excess of $80 million of average daily net assets, or

b.	$7,500 for non-Money Market Funds and $30,000 for Money Market.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit Bond’s total annual operating expenses to 1.10% of average daily net assets. MAM has also agreed to reduce its fees and/or reimburse expenses to the extent necessary to achieve an effective yield for The Money Market Fund that will rank in the top 10% of yields for all general-purpose money market funds in 2004. Lastly, MAM limited the Institutional Fund’s total annual operating expenses to 0.33% of average daily net assets. Such reduction and/or reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo. For the year ended December 31, 2004, MAM and/or MFSCo reimbursed $25,381, $90,160, and $450 to Bond, The Money Market Fund, and the Institutional Fund, respectively.

Adviser Dealer Services, Inc. (“ADS”), an affiliated broker-dealer of MAM, has an arrangement with TRUF and Highlands whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Funds. For the year ended December 31, 2004, ADS received $1,567 and $9,697 in net commissions in connection with the purchase and sale of investments for TRUF and Highlands, respectively. For the same time period, ADS paid $1,570 and $7,493 of expenses under this arrangement for TRUF and Highlands, respectively.

The Flex-funds

Muirfield, Dynamic, and Aggressive have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), acting as a broker-dealer. HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the aforementioned Funds. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Fund. The Funds use their portion of the fees received to reduce the gross expenses of each Fund. For the year ended December 31, 2004, Muirfield, Dynamic, and Aggressive used $115,173, $43,775, and $15,250 of fees received, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Highlands, Bond, and The Money Market Fund have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. The Institutional Fund has adopted a distribution plan with an annual limitation of 0.03% of average daily net assets. For the year ended December 31, 2004, Muirfield, TRUF, Highlands, Dynamic, Aggressive, and Bond waived $82,711, $7,451, $27,203, $43,421, $17,069, and $7,594 of distribution plan (12b-1) expenses, respectively. The Money Market Fund and the Institutional Fund waived $259,668 and $31, respectively, for a total of $259,699.

The Trustees have approved an Administrative Services Plan for each Fund of the Trust except Money Market. The Administrative Services Plan became effective May 1, 2004. The Administrative Services Plan allows for each eligible Fund to pay a maximum annual amount of 0.20% of average daily net assets to Service Organizations that provide administrative support services to their customers who own Shares of record or beneficially. For the period May 1 through December 31, 2004, Muirfield, TRUF, Highlands, Dynamic, Aggressive, and Bond waived $74,834, $10,711, $24,826, $18,823, $8,535, and $12,623 of administrative service plan expenses, respectively.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, MFSCo, and ADS.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2004 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Muirfield Fund®	$73,953	—	$73,953
The Total Return Utilities Fund	511,965	—	511,965
The U.S. Government Bond Fund	248,065	—	248,065
The Money Market Fund	1,734,319	—	1,734,319

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2003 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Total Return Utilities Fund	$431,501	$—	$431,501
The U.S. Government Bond Fund	214,166	224,673	438,839
The Money Market Fund	1,711,417	—	1,711,417

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
The Muirfield Fund®	$1,232	$(796)	$(17,142,576)	$5,429,545	$(11,712,595)
The Total Return Utilities Fund	2,189	(2,189)	(10,834,508)	4,794,374	(6,040,134)
The Highlands Growth Fund®	—	—	(5,558,710)	1,443,423	(4,115,287)
The Dynamic Growth Fund	—	—	(5,323,865)	1,051,291	(4,272,574)
The Aggressive Growth Fund	—	—	(7,150,392)	391,568	(6,758,824)
The U.S. Government Bond Fund	156,538	(1,012)	(861,623)	345	(705,755)
The Money Market Fund	5,639	(5,639)	—	—	—

The Flex-funds

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2004, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Amount	Expires
The Muirfield Fund®	$2,415,688	2008
The Muirfield Fund®	11,066,871	2009
The Muirfield Fund®	3,660,017	2010
The Total Return Utilities Fund	274,577	2009
The Total Return Utilities Fund	8,516,444	2010
The Total Return Utilities Fund	2,043,487	2011
The Highlands Growth Fund®	4,309,045	2010
The Highlands Growth Fund®	1,249,666	2011
The Dynamic Growth Fund	5,323,864	2010
The Aggressive Growth Fund	2,493,950	2008
The Aggressive Growth Fund	618,687	2009
The Aggressive Growth Fund	4,037,755	2010
The U.S. Government Bond Fund	735,915	2011
The U.S. Government Bond Fund	125,708	2012

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2004, the Funds deferred post October capital losses of:

Post-October Capital Losses
The Highlands Growth Fund®	$16,940
The U.S. Government Bond Fund	21,563

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

5.    Change in Independent Auditors

The Board determined effective November 29, 2004 to engage Cohen McCurdy, Ltd. as independent auditors for the fiscal year ending December 31, 2004. KPMG LLP (“KPMG”), which had previously served as the Trust’s independent auditors, submitted its resignation as auditors on November 29, 2004. The audit reports of KPMG on the financial statements as of and for the fiscal years ended December 31, 2002 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent interim period through November 29, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreement in connection with KPMG’s opinions. Additionally, there were no disagreements with KPMG regarding any of these matters, either those resolved to their satisfaction or those not resolved to their satisfaction. None of the events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K of the Securities and Exchange Commission occurred during the fiscal years ended December 31, 2002 and December 31, 2003 or the subsequent interim period from January 1, 2004 through November 29, 2004. During the fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent interim period from January 1, 2004 through November 29, 2004, there was no consultation with Cohen McCurdy, Ltd. regarding: (1) application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (2) any matter that was the subject to disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in paragraph 304(a)(1)(v) of Regulation S-K).

6.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2004, Charles Schwab &

The Flex-funds

Co., Inc. held for the benefit of others, in aggregate, 44.26% of TRUF; Consolidated Stores Corp. held 31.56% of Dynamic; and Carey & Company held 50.40% of Money Market - Institutional Fund and therefore may be deemed to control the Funds.

7.    Write-Off of Receivables

During December 2001, receivables which had been deemed uncollectible were written off in the following funds: The Highlands Growth Fund; The Muirfield Fund; and The Total Return Utilities Fund. An examination of the receivables has concluded that the receivables should not have been written off. As a consequence, in 2004 Meeder Asset Management, Inc. and Mutual Funds Service Co. have paid to shareholders of record of the affected Funds as of the days of the write-off in December 2001, their pro rata share amount of the receivables improperly written off, plus the amount, if any, the receivable would have earned had it been invested in the Funds between 2001 and the date of the reimbursement. Because these remedial actions by Meeder Asset Management, Inc. and Mutual Funds Service Co. involved payments of amounts directly to the affected shareholders, these remedial payments are not reflected on the audited financial statements of the Funds as of December 31, 2004.

The Flex-funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

The Flex-funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Flex-funds comprised of the Muirfield Fund, the Total Return Utilities Fund, the Highlands Growth Fund, the Dynamic Growth Fund, the Aggressive Growth Fund, the U.S. Government Bond Fund, and the Money Market Fund (the “Funds”) as of December 31, 2004, and the related statements of operations, and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods indicated prior to December 31, 2004 were audited by KPMG LLP, who expressed unqualified opinions on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising The Flex-funds as of December 31, 2004, the results of their operations, changes in their net assets, and their financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

February 17, 2005

The Flex-funds

Notes to Financial Statements

December 31, 2004

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, MFSCo, and ADS. The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Director of Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Milton S. Bartholomew Year of Birth: 1929	1982	Trustee	Retired; formerly a practicing attorney in Columbus, Ohio; member of the Trust’s Audit Committee.

Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.

Walter L. Ogle Year of Birth: 1937	1984	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; member of the Trust’s Audit Committee.

James W. Didion Year of Birth: 1930	1982, 1998	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997); Chairman of the Trust’s Audit Committee.

Jack W. Nicklaus Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; member of the Trust’s Audit Committee.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all seven Funds in the Trust.
(3)	Robert S. Meeder, Jr. serves as Trustee of the Meeder Premier Portfolios, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust. Walter L. Ogle is a Director of Southtrust Bank, N.A. Florida.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

The Statement of Addition Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 800-325-3539.

The Flex-funds

Manager and Investment Advisor:

Meeder Asset Management

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Subadvisor/The Total Return Utilities Fund

Miller/Howard Investments, Inc.

141 Upper Byrdcliffe Road, P.O. Box 549

Woodstock, New York 12498

Subadvisor/The Highlands Growth Fund

Sector Capital Management L.L.C.

51 Germantown Court, Suite 309

Cordova, TN 38018

Board of Trustees

Milton S. Bartholomew

James Didion

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, Ohio 44145

The Flex-funds

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

The Flex-funds

The Money Market Fund

2004 Annual Report

December 31, 2004

The Flex-funds
Managed by Meeder Asset Management, Inc. 6125 Memorial Drive, Dublin Ohio, 43017 Call Toll Free 800-325-3539 | 760-2159 Fax: 614-766-6669 | www.flexfunds.com Email: flexfunds@meederfinancial.com

The Flex-funds	2004 Annual Report | December 31, 2004

The Money Market Fund

The Institutional Fund

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2004	3 months	1 year	3 years	5 years	10 years	Since Inception
The Money Market Fund	0.38%	1.06%	1.19%	2.75%	4.05%	5.15%[1]
Current & Effective Yields[4]	7-day simple yield:		1.73%	7-day compound yield:		1.74%
Lipper’s Avg. General Purpose Money Market Fund[5]	0.27%	0.60%	0.70%	2.22%	3.63%	4.74%[2]

Period Total Returns as of December 31, 2004						Since Inception
The Institutional Fund						0.02%[3]

[1]	Inception Date: 3/27/85

[2]	Average annual total return from 3/31/85 to 12/31/04.

[3]	Inception Date: 12/28/04.

[4]	For the period ended December 31, 2004, yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended December 31, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Money Market Fund and The Institutional Fund during the periods shown above. Investments in The Money Market Fund and The Institutional Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund and The Institutional Fund. Source for average general purpose money market fund data: Lipper, Inc.

[5]	An index of funds such as Lipper’s Average General Purpose Money Market Fund index includes a number of mutual funds grouped by investment objective.

Annual Market Perspective

Joseph A. Zarr

Co-Portfolio Manager

Christopher M. O’Daniel,

CFA

Co-Portfolio Manager

The Flex-funds Money Market Fund continues to rank among the top general-purpose money market funds in the country. For 2004, the Fund ranked among the top 6% of funds in its peer group for total return. Moreover, since the Fund’s inception in March 1985, the Fund ranks as the #2 fund out of 65 general-purpose money market funds, according to Lipper, Inc as of December 31, 2004.

More importantly throughout 2004, The Money Market Fund continued to meet its objective of ranking among the top 10% of general-purpose money market funds for total return for all 12-month periods since the inception of the Fund in 1985.

This past year, we introduced a new class of shares of The Money Market Fund for institutional investors. Since 1994, Meeder Asset Management, Inc. has managed a separate institutional money market fund in our Meeder Advisor Funds family for investors with a minimum of $5 million to invest. The Institutional Fund (as it was called) was a separate entity but invested in the same portfolio as The Flex-funds Money Market Fund. After a thorough review, it was decided that it is more efficient and effective to manage these two funds under the same umbrella. Therefore in December, investors in The Institutional Fund were transferred to the new institutional class of The Flex-funds Money Market Fund, which bears the same name: The Institutional Fund.

Turning to the events that transpired in the fixed income market in 2004, the Federal Reserve raised the Federal funds target rate by a quarter-point five times during the year, starting in June from the 1.00% level and reaching 2.25% in December. Earlier in the year, investors actually felt the Fed would raise interest rates only slightly, if at all, given the “jobless recovery” syndrome at the time. Once the

Page 1	The Flex-funds 2004 Annual Report | December 31, 2004

The Flex-funds	2004 Annual Report | December 31, 2004

non-farm payroll numbers showed significant improvement, the markets reacted quickly and the emotional pendulum swung from one extreme to the other.

Our average maturity reached the 83-day level early in the year and dropped steadily to less than 40 days by the 3rd Quarter. Regardless of the timing and extent of Fed policy changes, the trend of short-term interest rates clearly points toward higher rates. Consequently, the average maturity of the Fund is being maintained relatively short. As of year-end, it stood at 44 days.

The rising interest rates imbued a sense of confidence among investors. Quality spreads in many issues narrowed as investors were more than willing to take on additional risk. As a matter of fact, the extent of risk taking, as measured by swap spreads and volatility, might become an issue during the next economic downturn. The general feeling of a “sure thing” has become so widespread that any minor dislocation may result in a major reallocation of wealth. That story is still being written, however.

Economic statistics remain healthy and underlying corporate fundamentals remain strong, but we see no need to press the issue of safety and stretch for yield. We will follow the course of rates, which we believe will trend higher for the remainder of the year, only to extend the average maturity of the Fund when interest rates begin to decline. Hopefully, when rates do decline, they will do so from higher levels, as to give the Fed some room to maneuver through the next recession and allow money funds to provide positive real rates of return.

Portfolio Holdings as of December 31, 2004	Portfolio holdings are subject to change.

1) Variable Rate Notes	39%
2) Corporate Notes	30%
3) Commercial Paper	12%
4) Repurchase Agreements	10%
5) U.S. Government Agency Notes	6%
6) Certificates of Deposit	3%

Annual Returns

The Flex-funds 2004 Annual Report | December 31, 2004	Page 2

Schedule of Investments

December 31, 2004

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Certificate of Deposit — 2.8%
Huntington National Bank CD	2.74%	05/31/05	5,000,000	5,000,000

Total Certificate of Deposit (Cost $5,000,000)				5,000,000

Commercial Paper — 12.1%
CIT Group, Inc.	2.03%	01/05/05	3,350,000	3,349,244
CIT Group, Inc.	2.01%	01/06/05	3,115,000	3,114,130
Citigroup, Inc.	1.96%	01/06/05	2,000,000	1,999,455
Duff & Phelps Utility & Corporate Bond Trust, Inc. **	2.40%	04/14/05	1,990,000	1,976,336
Duff & Phelps Utility & Corporate Bond Trust, Inc. **	2.15%	03/08/05	2,000,000	1,992,116
Huntington National Bank	2.20%	04/01/05	107,949	107,355
IBM Capital, Inc. **	1.95%	01/07/05	5,000,000	4,998,374
UBS Finance Delaware LLC	0.00%	01/04/05	4,050,000	4,049,193

Total Commercial Paper (Cost $21,586,203)				21,586,203

Corporate Obligations — 64.3%
American General Finance **	2.85%*	03/24/05	5,000,000	5,003,754
Aquarium Holdings, KY **	2.40%*	01/06/05	108,000	108,000
Associates Corp.	6.63%	06/15/05	618,000	630,084
Austin Printing Co., Inc. **	2.53%*	01/06/05	1,535,000	1,535,000
Bath Technologies, Inc. **	2.48%*	01/06/05	1,250,000	1,250,000
Bank Of America Corp.	7.63%	04/15/05	1,365,000	1,389,114
Bear Stearns Co., Inc.	7.63%	02/01/05	1,000,000	1,005,334
Beaver Creek Enterprise **	2.48%*	01/06/05	1,990,000	1,990,000
Boeing Co.	7.88%	02/15/05	1,150,000	1,157,364
Cascade Plaza Project **	2.48%*	01/06/05	8,135,000	8,135,000
Chase Manhattan Corp.	7.13%	03/01/05	1,935,000	1,949,581
Citigroup, Inc.	7.63%	05/01/05	1,440,000	1,469,292
Clark Grave Vault Co. **	2.40%*	01/06/05	900,000	900,000
Coca Cola Enterprise	8.00%	01/04/05	538,000	538,263
Discover Bank	2.10%	05/03/05	2,000,000	1,998,935
Don’s Launderers-Cleaners, Inc. **	2.40%*	01/06/05	1,000,000	1,000,000
Espanola/Nambe **	2.58%*	01/06/05	630,000	630,000
First Union Corp.	7.70%	02/15/05	2,750,000	2,768,987
Gordon Flesch Co. Project **	2.48%*	01/06/05	800,000	800,000
Isaac Tire, Inc. **	2.40%*	01/06/05	840,000	840,000
K.L. Morris, Inc. **	2.40%*	01/06/05	2,075,000	2,075,000
Keiser Street, Inc. **	2.48%*	01/06/05	1,695,000	1,695,000

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Corporate Obligations — continued
Leggett & Platt, Inc.	7.65%	02/15/05	2,280,000	2,295,368
Lehman Brothers Holdings, Inc.	7.75%	01/15/05	8,000,000	8,021,443
Manufacturers Life **	7.88%	04/15/05	2,000,000	2,030,245
Martin Wheel Co, Inc. **	2.72%*	01/06/05	2,350,000	2,350,000
McDonald’s Corp. **	4.55%	03/07/05	3,000,000	3,012,865
Merck & Co.	4.13%	01/18/05	5,000,000	5,004,003
MetLife Insurance Co. ***	2.11%*	01/01/05	10,000,000	10,000,000
Mubea, Inc. **	2.55%*	01/06/05	4,000,000	4,000,000
National RE Corp.	8.85%	01/15/05	1,900,000	1,905,731
National Rural Utilities	6.13%	05/15/05	4,000,000	4,049,974
National Rural Utilities **	2.81%*	03/10/05	2,000,000	2,001,333
Osco Industries, Inc. **	2.53%*	01/06/05	900,000	900,000
O.K.I. Supply Co. **	2.40%*	01/06/05	1,275,000	1,275,000
P & P Investment **	2.55%*	01/06/05	370,000	370,000
Procter & Gamble	4.00%	04/30/05	2,300,000	2,313,378
Pro Tire, Inc. **	2.40%*	01/06/05	1,010,000	1,010,000
R.I. Lampus Co. **	2.53%*	01/06/05	295,000	295,000
Salomon Smith Barney	6.88%	06/15/05	5,000,000	5,092,677
Seariver Maritime, Inc.	2.35%*	01/01/05	3,900,000	3,900,000
SGS Tool Co. **	2.53%*	01/06/05	360,000	360,000
Shawmut Bank Connecticut NA	8.63%	02/15/05	500,000	504,296
Springside Corp Exchange Partners LLC **	2.48%*	01/06/05	2,000,000	2,000,000
Target Corp	7.50%	02/15/05	3,250,000	3,272,881
Taylor Brothers Properties LLC **	2.40%*	01/06/05	1,225,000	1,225,000
Washington Mutual	8.25%	06/15/05	3,000,000	3,075,113
White Castle Project **	2.48%*	01/06/05	6,000,000	6,000,000

Total Corporate Obligations (Cost $115,133,015)				115,133,015

U.S. Government Agency Obligations — 10.3%
Federal Home Loan Bank	1.30%	02/23/05	2,000,000	2,000,000
Federal Home Loan Bank	1.48%	02/24/05	2,000,000	2,000,000
Federal Home Loan Bank	1.35%	03/23/05	2,000,000	2,000,000
Federal Home Loan Bank	1.40%	03/29/05	500,000	499,093
Federal Home Loan Bank	1.55%*	03/29/05	2,000,000	1,996,869
Federal Home Loan Bank	1.40%	04/01/05	2,000,000	2,000,000
Federal Home Loan Bank	1.35%	04/29/05	1,000,000	1,000,000
Federal Home Loan Bank	5.25%	05/13/05	500,000	505,744
Federal Home Loan Bank	2.33%*	07/26/05	5,000,000	4,999,355
Federal Home Loan Bank	1.69%	08/12/05	1,000,000	993,901
Federal Home Loan Bank	2.23%	11/28/05	500,000	499,166

Total U.S. Government Agency Obligations (Cost $18,494,128)				18,494,128

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Schedule of Investments

December 31, 2004

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Demand Deposits — 0.0%
Caterpillar Financial			50	50

Total Demand Deposits (Cost $50 )				50

Repurchase Agreements — 9.8%
Salomon Smith Barney, Inc., 2.36%, 01/03/05, (Collateralized by $17,891,011 various Commercial Paper, at 2.45%-2.50%, due 01/14/05-03/29/05, value — $17,833,681) purchase date 12/31/04			17,484,000	17,484,000

Total Repurchase Agreements (Cost $17,484,000)				17,484,000

Total Investments — 99.3% (Cost $177,697,396) (a)				177,697,396

Other Assets less Liabilities — 0.7%				1,262,526

Total Net Assets — 100.0%				178,959,922

Trustee Deferred Compensation ****
The Flex-funds Dynamic Growth Fund			1,321	10,489
The Flex-funds Highlands Growth Fund			1,330	21,214

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Trustee Deferred Compensation **** — (continued)
The Flex-funds Muirfield Fund			4,654	23,782
The Flex-funds Total Return Utilities Fund			1,064	17,567

Total Trustee Deferred Compensation (Cost $75,269)				73,052

(a)	Cost for federal income tax and financial reporting purposes are the same.
*	Variable rate security. Interest rate is as of December 31, 2004. Maturity date reflects the next rate change date.
**	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2004, securities restricted as to resale to institutional investors represented 34.8% of Total Investments.
***	Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2004, illiquid securities represented 5.6% of Total Investments.
****	Assets of affiliates to The Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets & Liabilities

December 31, 2004

The Money Market Fund
Assets
Investments, at value*	$160,213,396
Repurchase agreements, at value*	17,484,000
Trustee deferred compensation investments, at value	73,052
Cash	804
Interest and dividend receivable	1,355,412
Prepaid expenses/other assets	33,176
Total Assets	179,159,840

Liabilities
Payable for Trustee Deferred Compensation Plan	73,052
Dividends payable — The Money Market Fund	2,158
Dividends payable — Institutional Fund	3,481
Payable to investment advisor	17,779
Accrued distribution plan (12b-1) and administrative service plan fees	21,826
Accrued transfer agent, fund accounting, and administrative fees	26,174
Other accrued liabilities	55,448
Total Liabilities	199,918

Net Assets	$178,959,922

Net Assets
Capital	$178,959,922
Total Net Assets	$178,959,922

Net Assets
The Money Market Fund	$148,649,792
Institutional Fund	30,310,130
Total Net Assets	$178,959,922

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)
The Money Market Fund	148,649,792
Institutional Fund	30,310,130
Total Capital Stock Outstanding	178,959,922

Net Asset Value, Offering and Redemption Price Per Share
The Money Market Fund	$1.00
Institutional Fund	$1.00
* Investments and repurchase agreements, at cost	$177,697,396

The accompanying notes are an integral part of these financial statements.

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Statement of Operations

For the Year Ended December 31, 2004

The Money Market Fund
Net Investment Income from Corresponding Portfolio*
Interest	$2,471,355
Expenses net of reductions	(351,414)
Total Net Investment Income from Corresponding Portfolio	2,119,941

Investment Income**
Interest	43,113
Total Investment Income	43,113

Fund Expenses
Investment advisor**	6,482
Transfer agent — The Money Market Fund	133,163
Transfer agent — Institutional Fund**	252
Fund accounting**	598
Administrative	83,611
Trustee**	144
Audit	7,844
Legal	8,336
Custody**	180
Printing	50,878
Distribution plan (12b-1) — The Money Market Fund	332,291
Distribution plan (12b-1) — Institutional Fund**	94
Postage	50,783
Registration and filing	28,113
Insurance	16,067
Other	69,411
Total Expenses Before Reductions	788,247

Expenses reimbursed/waived by investment advisor**	(93,790)
Distribution plan (12b-1) expenses waived	(259,699)
Transfer agent expenses waived	(11,662)
Net Expenses	423,096

Net Investment Income (Loss)	1,739,958

Net Change in Net Assets Resulting from Operations	$1,739,958

*	This information represents activity for The Money Market Fund for the period January 1, 2004 through December 27, 2004. See the second paragraph of note 1 on page 10 for more information.
**	This information represents activity for The Money Market Fund for the period December 28, 2004 through December 31, 2004. See the second paragraph of note 1 on page 10 for more information.

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

For the Years Ended December 31,

	The Money Market Fund
	2004	2003
Operations
Net investment income (loss)	$1,739,958	$1,710,864
Net change in net assets resulting from operations	1,739,958	1,710,864

Distributions to Shareholders — The Money Market Fund
From net investment income	(1,733,806)	(1,710,864)
Net change in net assets resulting from distributions	(1,733,806)	(1,710,864)

Distributions to Shareholders — Institutional Fund
From net investment income	(6,152)
Net change in net assets resulting from distributions	(6,152)

Capital Transactions
Issued	207,120,736	201,399,826
Reinvested	1,731,866	1,688,792
Redeemed	(195,499,283)	(223,761,740)
Net change in net assets resulting from capital transactions	13,353,319	(20,673,122)

Total Change in Net Assets	13,353,319	(20,673,122)

Net Assets — Beginning of Period	165,606,603	186,279,725
Net Assets — End of Period	$178,959,922	$165,606,603

Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Share Transactions
Issued	207,085,220	201,399,826
Reinvested	1,767,382	1,688,792
Redeemed	(195,499,283)	(223,761,740)
Net change in shares	13,353,319	(20,673,122)

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Money Market Fund — Money Market Fund

	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income	0.011	0.009	0.016	0.040	0.060
Total from Investment Operations	0.011	0.009	0.016	0.040	0.060

Less Distributions
From net investment income	(0.011)	(0.009)	(0.016)	(0.040)	(0.060)
Total Distributions	(0.011)	(0.009)	(0.016)	(0.040)	(0.060)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (assumes reinvestment of distributions)	1.06%	0.92%	1.59%	4.10%	6.20%

Ratios/Supplemental Data
Net assets, end of period ($000)	$148,650	$165,607	$186,280	$221,594	$233,227
Ratio of net expenses to average net assets(1)	0.46%	0.43%	0.44%	0.44%	0.41%
Ratio of net investment income to average net assets(1)	1.04%	0.92%	1.58%	4.00%	6.01%
Ratio of expenses to average net assets before reductions(1)	0.84%	0.82%	0.66%	0.62%	0.60%

(1)	Ratio reflects reduction in corresponding portfolio, if applicable.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

For a Share Outstanding Through Each Fiscal Year Ended December 31,

The Money Market Fund — Institutional Fund

	2004*
Net Asset Value, Beginning of Period	$1.00

Income from Investment Operations
Net investment income	0.000	**
Total from Investment Operations	0.000

Less Distributions
From net investment income	0.000	**
Total Distributions	0.000

Net Asset Value, End of Period	$1.00

Total Return (assumes reinvestment of distributions)(1)	0.02%

Ratios/Supplemental Data
Net assets, end of period ($000)	$30,310
Ratio of net expenses to average net assets(2)	0.33%
Ratio of net investment income to average net assets(2)	1.96%
Ratio of expenses to average net assets before reductions(2)	0.67%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
*	Commenced operations on December 28, 2004.
**	Actual amounts were less than one-tenth of one cent.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

9

Notes to Financial Statements

December 31, 2004

1.    Organization and Significant Accounting Policies

The Flex-funds Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers seven separate series. The accompanying financial statements relate only to The Money Market Fund (the “Fund”). The Fund offers two classes of shares (The Money Market Fund and the Institutional Fund). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Prior to December 28, 2004, the Fund was organized in the master-feeder structure. Under that structure the Fund invested its investable assets in a corresponding open-end management company having the same investment objective as the Fund. The Board of Trustees (“Trustees”) approved the termination of the master-feeder structure effective December 27, 2004. Therefore, beginning December 28 the Fund operated as a stand-alone fund while continuing to be managed by Meeder Asset Management, Inc. Certain expenses incurred prior to the termination of the master-feeder structure were recorded in the corresponding portfolio. Beginning December 28 those expenses are recorded in the Fund.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Money market securities held in the Fund are valued at amortized cost, which approximates value. The Fund obtains prices from independent pricing services, which use valuation techniques approved by the Trustees. The Fund, in compliance with Rule 2a-7 of the 1940 Act compares its amortized values to the prices obtained from the independent pricing services.

Repurchase agreements.    The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Federal income taxes.    It is the Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income on a daily basis and pay such dividends on a monthly basis. The Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards held by the Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets.

Investment income & expenses.    Income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund based on the Fund’s relative net assets or other appropriate basis.

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10

Capital Share Transactions.    The Fund is authorized to issue an indefinite number of shares. Transactions in the capital shares of the Fund were as follows (The Money Market Fund illustrates the years ended December 31, 2004 and December 31, 2003 while the Institutional Fund represents the period December 28 through December 31, 2004):

	2004		2003
	Amount	Shares	Amount	Shares
The Money Market Fund
Issued	$168,014,354	168,014,354	$201,399,826	201,399,826
Reinvested	1,729,195	1,729,195	1,688,792	1,688,792
Redeemed	(186,700,360)	(186,700,360)	(223,761,740)	(223,761,740)

Net increase (decrease)	$(16,956,811)	(16,956,811)	$(20,673,122)	(20,673,122)

Institutional Fund
Issued	$39,106,382	39,106,382
Reinvested	2,671	2,671
Redeemed	(8,798,923)	(8,798,923)

Net increase (decrease)	$30,310,130	30,310,130

Other.    The Fund records security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the “Plan”), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

2.    Investment Transactions

As of December 31, 2004, the aggregate cost basis of investments for federal income tax purposes was $177,697,396.

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides the Fund, under an Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees, or by MAM. For such services the Fund pays a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the period December 28 through December 31, 2004, MAM agreed to reduce $3,180 of investment advisory fees in the Fund.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for the Fund. In compensation for such services, the Fund pays MFSCo an annual fee, per class, equal to the greater of $20 per active shareholder account or 0.08% of each classes average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each class. The Fund is currently subject to an expense cap, thus the basis point fee has been reduced by 0.02%. During the year ended December 31, 2004, MFSCo waived $11,662 of transfer agent fees.

MFSCo provides the Trust with certain administrative services. In compensation for such services, the Fund pays MFSCo an annual fee equal to 0.05% of the Fund’s average daily net assets.

MFSCo serves as accounting services agent for the Fund. In compensation for such services, the Fund pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$30,000.

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11

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to the extent necessary to achieve an effective yield for The Money Market Fund that will rank in the top 10% of yields for all general-purpose money market funds in 2004. Lastly, MAM limited the Institutional Fund’s total annual operating expenses to 0.33% of average daily net assets. Such reduction and/or reimbursement is limited to the total of fees charged to the Fund by MAM and MFSCo. For the period ended December 31, 2004, MAM and/or MFSCo reimbursed $90,160 and $450 to The Money Market Fund and the Institutional Fund, respectively.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. The Money Market Fund has adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. The Institutional Fund has adopted a distribution plan with an annual limitation of 0.03% of average daily net assets. For the year ended December 31, 2004, The Money Market Fund and the Institutional Fund waived $259,668 and $31, respectively, for a total of $259,699 of distribution plan (12b-1) expenses.

Certain trustees and officers of the Fund are also officers or directors of Meeder, MAM, and MFSCo.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Fund during the year ended December 31, 2004 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid[1]
The Money Market Fund	$1,734,319	$—	$1,734,319

The tax characteristics of dividends paid by the Fund during the year ended December 31, 2003 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid[1]
The Money Market Fund	$1,711,417	$—	$1,711,417

As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
The Money Market Fund	$5,639	$(5,639)	$—	$—	$—

[1]	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

5.    Change in Independent Auditors

The Board determined effective November 29, 2004 to engage Cohen McCurdy, Ltd. as independent auditors for the fiscal year ending December 31, 2004. KPMG LLP (“KPMG”), which had previously served as the Trust’s independent auditors, submitted its resignation as auditors on November 29, 2004. The audit reports of KPMG on the financial statements as of and for the fiscal years ended December 31, 2002 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent interim period through November 29, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreement in connection with KPMG’s opinions. Additionally, there were no disagreements with KPMG regarding any of these matters, either those resolved to their satisfaction or those not resolved to their satisfaction. None of the events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K of the Securities and Exchange Commission occurred during the fiscal years ended December 31, 2002 and December 31, 2003 or the subsequent interim period from January 1, 2004 through November 29, 2004. During the fiscal years ended December 31, 2002 and December 31, 2003 and the subsequent interim period from January 1, 2004 through November 29, 2004, there

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12

was no consultation with Cohen McCurdy, Ltd. regarding: (1) application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (2) any matter that was the subject to disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in paragraph 304(a)(1)(v) of Regulation S-K).

6.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2004, Carey & Company held 50.40% of The Money Market Fund — Institutional Fund and therefore may be deemed to control the Fund.

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13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

The Flex-funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Fund (one of the funds constituting The Flex-funds (the “Fund”) as of December 31, 2004, and the related statements of operations, and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods indicated prior to December 31, 2004 were audited by KPMG LLP, who expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of The Flex-funds as of December 31, 2004, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

February 17, 2005

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Trustees and Officers (unaudited)

Certain trustees and officers of the Fund are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Director of Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Milton S. Bartholomew Year of Birth: 1929	1982	Trustee	Retired; formerly a practicing attorney in Columbus, Ohio; member of the Trust’s Audit Committee.

Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.

Walter L. Ogle Year of Birth: 1937	1984	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; member of the Trust’s Audit Committee.

James W. Didion Year of Birth: 1930	1982,1998	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997); Chairman of the Trust’s Audit Committee.

Jack W. Nicklaus Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; member of the Trust’s Audit Committee.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all seven Funds in the Trust.
(3)	Robert S. Meeder, Jr. serves as Trustee of the Meeder Premier Portfolios, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust. Walter L. Ogle is a Director of Southtrust Bank, N.A. Florida.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

The Statement of Addition Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 800-325-3539.

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15

Manager and Investment Advisor:

Meeder Asset Management

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Board of Trustees

Milton S. Bartholomew

James Didion

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, Ohio 44145

The Flex-funds

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

Currently, The Flex-funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$52,809	$54,196
Audit-Related Fees	—	—
Tax Fees	19,260	20,153
All Other Fees	8,910	2,027

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $50,800 and $14,000, respectively.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: March 7, 2005

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date: March 7, 2005